                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                               EMRISE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         _______________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         _______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
         _______________________________________________________________________

     (5) Total fee paid:
         _______________________________________________________________________

[ ]  Fee paid previously with preliminary materials: ___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         _______________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________________

     (3)   Filing Party:
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     (4)   Date Filed:
         _______________________________________________________________________

                               EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730


                                November 8, 2007


Dear Stockholders:

         You are cordially invited to attend the EMRISE Corporation 2007 annual meeting of stockholders that will be held on December 12, 2007 at 10:00 a.m. local time, at our headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730. All holders of our outstanding common stock as of the close of business on October 22, 2007 are entitled to vote at the 2007 annual meeting.

         Enclosed are a copy of the notice of annual meeting of stockholders, a proxy statement, a proxy card, and our annual report for the year ended December 31, 2006. A current report on our business operations and future plans will be presented at the meeting, and stockholders will have an opportunity to ask questions.

         We hope you will be able to attend the 2007 annual meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the 2007 annual meeting.

                                       Sincerely,

                                       /s/ Carmine T. Oliva
                                       -------------------------------------
                                       Carmine T. Oliva,
                                       President and Chief Executive Officer

                               EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730

                             ----------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 12, 2007
                             ----------------------

         NOTICE IS HEREBY GIVEN that the 2007 annual meeting of stockholders of EMRISE Corporation, a Delaware corporation, will be held at our headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California, on December 12, 2007 at 10:00 a.m. local time, for the following purposes:

         1. To elect Laurence P. Finnegan, Jr. as a Class II director to serve a three-year term.

         2. To consider and vote upon a proposal to ratify the adoption of the EMRISE Corporation 2007 Stock Incentive Plan.

         3. To consider and vote upon a proposal to ratify the selection of our independent registered public accountants to audit our consolidated financial statements for 2007.

         4. To transact such other business as may properly come before the meeting or any adjournments and postponements thereof.

         Our board of directors has fixed the close of business on October 22, 2007 as the record date for determining those stockholders who will be entitled to notice of and to vote at the meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the meeting should bring with them a legal proxy.

                                            By Order of the Board of Directors,

                                            /s/ D. John Donovan
                                            --------------------------
                                            D. John Donovan, Secretary

Rancho Cucamonga, California
November 8, 2007

                             YOUR VOTE IS IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Returning a signed proxy card will help us secure a quorum and avoid the expense of additional proxy solicitation. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement.

                                TABLE OF CONTENTS
                                                                           Page

VOTING AND PROXY..............................................................1

DIRECTORS, DIRECTOR NOMINEE AND EXECUTIVE OFFICERS............................3

EXECUTIVE COMPENSATION AND RELATED INFORMATION................................5

INFORMATION ABOUT OUR BOARD OF DIRECTORS, BOARD COMMITTEES AND
  RELATED MATTERS............................................................21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............27

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...............................29

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................31

PROPOSAL 1 ELECTION OF CLASS II DIRECTOR.....................................32

PROPOSAL 2 RATIFICATION OF ADOPTION OF 2007 STOCK INCENTIVE PLAN.............33

PROPOSAL 3 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTANTS.........................................................43

OTHER MATTERS................................................................46

STOCKHOLDER PROPOSALS........................................................46

ANNUAL REPORT AND AVAILABLE INFORMATION......................................47

                               EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730

                               ------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 12, 2007

                               ------------------

                                VOTING AND PROXY

         We are furnishing this proxy statement in connection with the solicitation of proxies by our board of directors for use at our 2007 annual meeting of stockholders to be held at 10:00 a.m. local time on December 12, 2007, at our offices at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730, and at any and all adjournments and postponements of the meeting. This proxy statement and the accompanying notice of annual meeting and proxy card are first being mailed to stockholders on or about November 8, 2007.

         Our annual report for the year ended December 31, 2006 is being mailed to stockholders concurrently with this proxy statement. The annual report is not to be regarded as proxy soliciting material or as a communication through which any solicitation of proxies is made. A proxy card is enclosed for your use. The shares represented by each properly executed unrevoked proxy card will be voted as directed by the stockholder with respect to the matters described in the proxy card. If no direction is made, the shares represented by each properly executed proxy card will be voted "for" each of the proposals listed on the proxy card. Any proxy given may be revoked at any time prior to its exercise by filing with our secretary an instrument revoking the proxy or by filing a duly executed proxy card bearing a later date. Any stockholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if he or she so desires. However, a stockholder who holds shares through a broker or other nominee must bring a legal proxy to the meeting if that stockholder desires to vote in person at the meeting.

         At the close of business on October 22, 2007, the record date for determining the stockholders entitled to notice of and to vote at the 2007 annual meeting, we had issued and outstanding 38,254,250 shares of common stock. Only holders of record of our common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting or at any adjournments and postponements of the meeting.

         Each share of our common stock issued and outstanding on the record date entitles the holder of that share to one vote at the 2007 annual meeting for all matters to be voted on at the meeting. The holders of a majority of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for purposes of voting on the proposals. Votes cast at the 2007 annual meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the meeting. Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

         An "abstention" is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) the brokers or nominees do not have discretionary voting power under applicable rules or the instruments under which they serve in such capacity and instructions have not been received from the beneficial owners or persons entitled to vote; or (ii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

         Directors are elected by a plurality. Therefore, for proposal 1, the election of one Class II director to our board of directors, the nominee receiving the highest number of votes will be elected. Approval of proposal 2, the ratification of the adoption of our 2007 Stock Incentive Plan, requires the affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting. Approval of proposal 3, the ratification of the selection of our independent registered public accountants, is not required. However, the affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the selection of our independent registered public accountants.

         Abstentions and broker non-votes are not be included in the vote totals for the election of directors and therefore will have no effect on the vote for that proposal. On proposals such as proposals 2 and 3 that require for approval the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal, abstentions but not broker non-votes will be treated as shares present and entitled to vote on the proposals. Applying that standard, an abstention will have the effect of a vote "against" the proposals, and a broker non-vote will reduce the absolute number (although not the percentage) of the affirmative votes needed for approval of the proposals.

         We will pay the expenses of soliciting proxies for the 2007 annual meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the 2007 annual meeting are referred to in the preceding notice and are discussed below more fully.

               DIRECTORS, DIRECTOR NOMINEE AND EXECUTIVE OFFICERS

BIOGRAPHICAL INFORMATION

         The names, ages and positions held by our directors, director nominee and executive officers as of October 22, 2007 and their business experience are as follows:

        NAME                              AGE                               TITLES
        ----                              ---                               ------

Carmine T. Oliva                          65            Chairman of the Board, President, Chief Executive
                                                        Officer and Director

Graham Jefferies                          50            Executive Vice President, Chief Operating Officer
                                                        and Managing Director of EMRISE Electronics Ltd.

D. John Donovan                           42            Vice President Finance and Administration, Secretary
                                                        and Treasurer

Laurence P. Finnegan, Jr. (1)(2)(3)       70            Director

Otis W. Baskin(1)(2)(3)                   62            Director and Director Nominee

Richard E. Mahmarian (2)(3)               70            Director

-----------
(1) Member of the compensation committee.
(2) Member of the nominating committee.
(3) Member of the audit committee.

         CARMINE T. OLIVA has been Chairman of the Board, President and Chief Executive Officer and a Class III director of EMRISE since March 26, 1997 and of our subsidiary, EMRISE Electronics Corporation, since he founded EMRISE Electronics Corporation in 1983. Mr. Oliva served as Acting Chief Financial Officer and Secretary of EMRISE from August 18, 2006 to May 15, 2007 and served as Acting Chief Financial Officer from April to July 2005. Mr. Oliva has been Chairman of the Board of EMRISE Electronics Ltd. since 1985, and Chairman and Chief Executive Officer of CXR Larus since March 1997. In 2002, Mr. Oliva obtained a French government working permit and assumed responsibility as President of our CXR-AJ subsidiary. From January 1999 to January 2000, Mr. Oliva served as a director of Digital Transmission Systems Inc. From 1980 to 1983, Mr. Oliva was Senior Vice President and General Manager, ITT Asia Pacific Inc. Prior to holding that position, Mr. Oliva held a number of executive positions with ITT Corporation and its subsidiaries over an eleven-year period. Mr. Oliva attained the rank of Captain in the United States Army and is a veteran of the Vietnam War. Mr. Oliva earned a B.A. degree in Social Studies from Seton Hall University and an M.B.A. degree in Business from The Ohio State University.

         GRAHAM JEFFERIES was appointed as Executive Vice President on October 21, 1999. Mr. Jefferies was also appointed as our Chief Operating Officer on January 3, 2005, after having served as Chief Operating Officer of our Telecommunications Group since October 21, 1999. Mr. Jefferies served as Executive Vice President of EMRISE from April 1999 through October 1999. Mr. Jefferies has served CXR-AJ as a director since March 1997 and as General Manager since July 2002, has served as Managing Director of Belix Power Conversions Ltd., Belix Wound Components Ltd. and Belix Company Ltd. since our acquisition of those companies in April 2000, as Managing Director of XCEL Power Systems, Ltd. since September 1996 and as Managing Director of EMRISE Electronics Ltd. since March 1992. Prior to joining us in 1992, he was Sales and Marketing Director of Jasmin Electronics PLC, a major United Kingdom software and systems provider, from 1987 to 1992. Mr. Jefferies held a variety of project management positions at GEC Marconi from 1978 to 1987. Mr. Jefferies earned a B.S. degree in Engineering from Leicester University, and has experience in mergers and acquisitions. Mr. Jefferies is a citizen and resident of the United Kingdom.

         D. JOHN DONOVAN was appointed as our Vice President Finance and Administration, Secretary and Treasurer effective May 16, 2007. Mr. Donovan served as a management consultant at DLC, Inc. He was employed at DLC from December 2004 to April 2007 and during that time, handled various financial and accounting functions for the firm's clients, including his principal client, AeroVironment, Inc. (NasdaqGM: AVAV). From March 2002 to October 2004, Mr. Donovan served as president and chief financial officer of Chem Lab Products, Inc., a private manufacturer of chemicals. Prior to that, he served as chief financial officer of Gainey Ceramics, as controller of Rembrandt Photo Services, as director of financial reporting at Transamerica Corporation, as manager of financial reporting at Capitol Multimedia, Inc., and as a certified public accountant at Price Waterhouse and Ernst & Young LLP. Mr. Donovan earned a B.S. degree in Accounting and a Master of Accountancy degree in Information Systems from Brigham Young University and is a certified public accountant.

         LAURENCE P. FINNEGAN, JR. has served as a Class II director since March 26, 1997. In addition to being a director of EMRISE Electronics from 1985 to March 1997, Mr. Finnegan was EMRISE Electronics' part-time Chief Financial Officer from 1994 to 1997. Mr. Finnegan has held positions with ITT (1970-1974) as controller of several divisions, Narco Scientific (1974-1983) as Vice President Finance, Chief Financial Officer, Executive Vice President and Chief Operating Officer, and Fischer & Porter (1986-1994) as Senior Vice President, Chief Financial Officer and Treasurer. Since August 1995, he has been a principal of GwynnAllen Partners, Bethlehem, Pennsylvania, an executive management consulting firm. Since December 1996, Mr. Finnegan has been a director and the President of GA Pipe, Inc., a manufacturing company based in Langhorne, Pennsylvania. From September 1997 to January 2001, Mr. Finnegan served as Vice President Finance and Chief Financial Officer of QuestOne Decision Sciences, an efficiency consulting firm based in Pennsylvania. Since August 2001, Mr. Finnegan has served as a director and the Vice President and Chief Financial Officer of VerdaSee Solutions, Inc., a consulting and software company based in Pennsylvania. Mr. Finnegan earned a B.S. degree in Accounting from St. Joseph's University.

         OTIS W. BASKIN has served as a Class I director since February 6, 2004. He has been a Professor of Management at The George L. Graziadio School of Business and Management at Pepperdine University in Malibu, California since June 1995 and also served as dean from 1995 to 2001. He has been a member of the full-time faculty of the University of Houston - Clear Lake (1975-87), where he served as Coordinator of the Management Faculty and Director of the Center for Advanced Management Programs. He has also been Professor of Management at Arizona State University, West Campus (1987-91) and The University of Memphis (1991-95), in addition to serving as dean at both universities. Dr. Baskin worked with AACSB International (Association for the Advancement of Collegiate Schools of Business) as Special Advisor to the President and as Chief Executive Officer from July 2002 to June 2004. He is an Associate with the Family Business Consulting Group, where he advises family owned and closely held businesses. He has served as an advisor to Exxon/Mobile Research and Engineering Corporation, NASA and the United States Air Force. He earned a Ph.D. in Management, Public Relations and Communication Theory from The University of Texas at Austin, an M.A. degree in Speech Communication from the University of Houston, and a B.A. degree in Religion from Oklahoma Christian University.

         RICHARD E. MAHMARIAN was appointed as a Class III director on March 1, 2006. He is currently serving as a principal and Chairman, President and Chief Executive Officer of Control Solutions, Inc., a company that specializes in providing business systems including hardware, software, consumable products and services to major United States corporations, since December 2003. Mr. Mahmarian also is serving as the Managing Member and Chairman and Chief Executive Officer of REM Associates, LLC, a private investment and consulting company, since 1997.

From 1998 until 2001, Mr. Mahmarian was the owner of Alpha Microsystems, LLC, a company that manufactured and sold mini-computer systems, personal computers and servers, provided network services and support, and information technology hardware and software services throughout North America through 50 field offices. In addition, from 1997 until 2006, Mr. Mahmarian owned R&R Palos Verdes Enterprises, Inc., a home construction company in Los Angeles, California. He served in the United States Navy and was honorably discharged. While in the Navy, he received extensive training in advanced electronic technologies. Mr. Mahmarian earned a B.A. degree in Accounting from Upsala College and an M.B.A. in Marketing and Economics from Seton Hall University. Mr. Mahmarian is a member of the Board of Regents of Seton Hall University and Board of Governors of Crestmont College of the Salvation Army.

TERM OF OFFICE AND FAMILY RELATIONSHIPS

         Our officers are appointed by, and serve at the discretion of, our board of directors. There are no family relationships among our executive officers, directors and director nominee.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

     COMPENSATION DISCUSSION AND ANALYSIS

     COMPENSATION PHILOSOPHY AND COMPONENTS

         This section discusses the principles underlying our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and places in perspective the data presented in the tables and narrative that follow.

         Our compensation committee is responsible for reviewing and approving base salaries, bonuses and incentive awards for all executive officers, reviewing and establishing the base salary, bonuses and incentive awards for the chief executive officer, and reviewing, approving and recommending to the board of directors the content, terms and conditions of all employee compensation and benefit plans, or changes to those plans.

         Our compensation philosophy is based upon four central objectives:

         o To provide an executive compensation structure and system that is both competitive in the outside industrial marketplace and also internally equitable based upon the weight and level of responsibilities in the respective executive positions;

         o To attract, retain and motivate qualified executives within this structure, and reward them for outstanding performance-to-objectives and business results through financial and other appropriate management incentives;

         o To align our financial results and the compensation paid to our executive officers with the enhancement of stockholder value; and

         o To structure our compensation policy so that executive officers' compensation is dependent, in one part, on the achievement of its current year business plan objectives, and in another part, on the long-term increase in company net worth and the resultant improvement in stockholder value, and to maintain an appropriate balance between short- and long-range performance objectives over time.

         Our executive officers' compensation currently has three primary components -- base compensation or salary, annual discretionary cash bonuses, and stock option awards granted pursuant to our Amended and Restated 2000 Stock Option Plan. In addition, we provide our executive officers a variety of benefits that generally are available to all salaried employees in the geographical location where they are based.

         We view the various components of compensation as related but distinct. Although our compensation committee does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, and other considerations we deem relevant, such as rewarding extraordinary performance. Our compensation committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

     BASE COMPENSATION

         Base compensation is targeted to recognize each executive officer's unique value and historical contributions to our success in light of salary norms in our industries and the general marketplace. The criteria for measurement include data available from objective, professionally-conducted market studies, integrated with additional competitive intelligence secured from a range of industry and general market sources. Our compensation committee reviews the base compensation of the chief executive officer, and with the chief executive officer, the base compensation of all other executive officers, periodically to assure that a competitive position is maintained.

     EQUITY COMPENSATION

         We use stock options to reward long-term performance. Our compensation committee and/or our board of directors act as administrator of our option plans and perform functions that include selecting option recipients, determining the timing of option grants and whether options are incentive or non-qualified, and assigning the number of shares subject to each option, fixing the time and manner in which options are exercisable, setting option exercise prices and vesting and expiration dates, and from time to time adopting rules and regulations for carrying out the purposes of our plans. For compensation decisions regarding the grant of equity compensation to executive officers, our compensation committee typically considers recommendations from our chief executive officer.

         We do not have any program, plan or obligation that requires us to grant equity compensation on specified dates. We have not made equity grants in connection with the release or withholding of material non-public information. Historically, options granted to our directors and executive officers have generally had exercise prices above the then trading price of our common stock. Information about outstanding options held by our named executive officers and directors is contained in the "Outstanding Equity Awards at December 31, 2006" and "Director Compensation" tables. As discussed in Proposal 2 in this proxy statement, our board of directors recently adopted and is submitting for stockholder approval a new stock incentive plan pursuant to which awards may be made to our executive officers and others.

     CASH BONUSES

         Executive bonuses are used to focus our management on achieving key corporate financial objectives, to motivate certain desired individual behaviors and to reward substantial achievement of these company financial objectives and individual goals. We use cash bonuses to reward performance achievements generally only as to years in which we are substantially profitable, and we use salary as the base amount necessary to match our competitors for executive talent.

         Bonuses, if any, are determined and paid on an annual basis after completion of the bonus year. We did not pay any bonuses to our named executive officers for 2005 or 2006.

         In the past, our compensation committee has based bonuses for our named executive officers on net income and revenue growth because it believes that as a growth company, we should reward growth in net income and revenue, but only if the revenue growth is achieved cost-effectively. Likewise, our compensation committee believes a profitable company with little or no growth is not acceptable. Our compensation committee considers the chosen metrics of net income and growth in revenue to be the best indicators of our financial success and creation of stockholder value.

         Individual performance objectives are determined by the executive officer to whom the potential bonus recipient reports or, in the case of our chief executive officer, by our compensation committee. For example, the basis for Mr. Oliva's bonus might include such objectives as developing bank and equity financing, successfully concluding and integrating acquisitions, developing strategic opportunities or developing our executive team.

         Our compensation committee has not considered whether it would attempt to recover bonuses paid based on our financial performance where our financial statements are restated in a downward direction sufficient to reduce the amount of bonus that should have been paid under applicable bonus criteria.

     ACCOUNTING AND TAX TREATMENT

         We account for equity compensation paid to our employees under the rules of SFAS No. 123R, which requires us to estimate and record an expense over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued. Unless and until we achieve sustained profitability, the availability to us of a tax deduction for compensation expense will not be material to our financial position. We structure cash bonus compensation so that it is taxable to our executives at the time it becomes available to them. We currently intend that all cash compensation paid will be tax deductible for us. However, with respect to equity compensation awards, while any gain recognized by employees from nonqualified options should be deductible, to the extent that an option constitutes an incentive stock option, gain recognized by the optionee will not be deductible if there is no disqualifying disposition by the optionee. In addition, if we grant restricted stock or restricted stock unit awards that are not subject to performance vesting, they may not be fully deductible by us at the time the award is otherwise taxable to the employee.

     OTHER BENEFITS

         We also maintain other executive benefits that we consider necessary in order to offer fully competitive opportunities to our executive officers. These include, without limitation, 401(k) retirement savings plans, car allowances and employment agreements. The compensation committee continues to monitor and evaluate our executive compensation system and its application throughout our organization to assure that it continues to reflect our compensation philosophy and objectives.

         Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, group life, disability, and accidental death and dismemberment insurance, in each case on the same basis as other employees. Our officers and employees in Europe generally have somewhat different employee benefit plans than those we offer domestically, typically based on the requirements of their respective countries of domicile.

         During 2006, we matched $1,532, which was the lesser of $2,000 and 20% of the contributions made by our then Chief Financial Officer, Randolph D. Foote, to his 401(k) account. This matching arrangement was generally made available to all employees of EMRISE Corporation and provides for the same method of allocation of benefits between management and non-management participants. Also, one of our subsidiaries, XCEL Power Systems, Ltd., makes matching contributions of up to 6% of Mr. Jefferies' salary to an executives' defined contribution plan. Other employees of XCEL Power Systems, Ltd. may receive matching contributions to a defined contribution plan of up to 6% of their salary. Amounts contributed to the defined contribution plans are intended to be used to purchase annuities upon retirement. During 2006, Mr. Jefferies received a matching contribution of $17,131, which was 6% of his salary.

SUMMARY COMPENSATION TABLE - 2006

         The following table provides information concerning the compensation for the year ended December 31, 2006 for our principal executive officer, our principal financial officer and our chief operating officer, who was the only other person who served as an executive officer during 2006 (collectively, the "named executive officers"). In August 2006, Mr. Foote resigned his positions with us, Mr. Oliva assumed the position of Acting Chief Financial Officer through May 15, 2007 and, as described under the heading "Potential Payments on Termination of Employment or Change in Control," Mr. Foote assumed temporary employment with us through May 15, 2007.

                                                           ALL OTHER
          NAME AND                            SALARY      COMPENSATION    TOTAL
     PRINCIPAL POSITION              YEAR       ($)           ($)          ($)
---------------------------------   ------   ----------   ------------   -------
Carmine T. Oliva
   Chief Executive Officer           2006     350,000      13,821(1)     363,821
Graham Jefferies (2)
   Chief Operating Officer           2006     279,165      27,216(3)     306,381
Randolph D. Foote
   Former Chief Financial Officer    2006     183,750(4)    8,732(5)     192,482
---------------
(1) Represents $4,821 of insurance premiums we paid with respect to a $1,000,000 term life insurance policy for the benefit of Mr. Oliva's spouse and a $9,000 cash car allowance.
(2) Mr. Jefferies is based in the United Kingdom and receives his remuneration in British pounds sterling. The compensation amounts listed for Mr. Jefferies are shown in United States dollars, converted from British pounds sterling using the average monthly conversion rates in effect during 2006.
(3) Represents $17,131 in company contributions to Mr. Jefferies' retirement account and a $10,085 cash car allowance.
(4) Includes $13,461 of vacation accrual that was paid to Mr. Foote in connection with his resignation. Also includes $56,021 paid to Mr. Foote during 2006 in connection with his temporary employment, as described under the heading "Potential Payments on Termination of Employment or Change in Control."
(5) Represents $1,532 in company contributions to Mr. Foote's 401(k) retirement account and a $7,200 cash car allowance.

      EMPLOYMENT AGREEMENTS - 2006

         Carmine T. Oliva
         ----------------

         On February 24, 2006, we executed a five-year employment agreement with Carmine T. Oliva, our Chairman of the Board, President and Chief Executive Officer. The agreement became effective as of January 1, 2006 and replaced his previous employment agreement that was scheduled to automatically renew on that date. The agreement provided for an initial base salary of $350,000 during the first twelve months the agreement was in effect. Mr. Oliva is eligible to receive increases and bonuses at the discretion of our compensation committee and to participate in benefit and incentive programs we may offer.

         The agreement contains non-competition provisions that prohibit Mr. Oliva from engaging or participating in a competitive business or soliciting our customer or employees during his employment with us and for two years afterward. The agreement also contains provisions that restrict disclosure by Mr. Oliva of our confidential information and assign ownership to us of inventions created by him in connection with his employment. In addition, the agreement contains termination and change in control provisions as described under "Potential Payments on Termination of Employment or Change in Control."

         Effective November 1, 2007, we entered into a new employment agreement with Mr. Oliva This agreement replaces the February 24, 2006 agreement and is described below under the heading "Employment Agreements -- 2007."

         Graham Jefferies
         ----------------

         On February 24, 2006, we entered into a three-year employment agreement with Graham Jefferies, our Executive Vice President and Chief Operating Officer. The agreement became effective as of January 1, 2006 and replaced his previous employment agreement that was scheduled to expire in July 2006. The agreement provides for an initial base salary of 152,800 British pounds sterling per year (approximately $263,350 as of January 1, 2006) during the first twelve months that the agreement is in effect, which amount is to be paid by our subsidiary, EMRISE Electronics Ltd. Mr. Jefferies is eligible to receive increases and bonuses at the discretion of our compensation committee and to participate in other benefit and incentive programs we may offer.

         The agreement contains non-competition provisions that prohibit Mr. Jefferies from engaging or participating in a competitive business or soliciting our customer or employees during his employment with us and for two years afterward. The agreement also contains provisions that restrict disclosure by Mr. Jefferies of our confidential information and assign ownership to us of inventions created by Mr. Jefferies in connection with his employment. In addition, the agreement contains termination and change in control provisions as described under "Potential Payments on Termination of Employment or Change in Control."

         Effective November 1, 2007, we executed a new employment agreement with Mr. Jefferies. This agreement replaces the February 24, 2006 agreement and is described below under the heading "Employment Agreements -- 2007."

         Randolph D. Foote
         -----------------

         On February 24, 2006, we entered into a two-year employment agreement with Randolph D. Foote, our then Senior Vice President, Chief Financial Officer and Secretary. The agreement was effective as of January 1, 2006 and replaced his existing employment agreement that was scheduled to expire in July 2006. The agreement provided for an initial base salary of $175,000 during the first twelve months the agreement was to be in effect. Mr. Foote was eligible to receive increases and bonuses at the discretion of our compensation committee and to participate in other benefit and incentive programs we may offer. As described under "Potential Payments on Termination of Employment or Change in Control," Mr. Foote's employment agreement was terminated in August 2006, and we entered into a separation agreement with him.

GRANTS OF PLAN-BASED AWARDS

         No plan-based awards were granted to the named executive officers during 2006.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

         The following table sets forth information about outstanding equity awards held by our named executive officers as of December 31, 2006.

                                                    OPTION AWARDS
                         ----------------------------------------------------------------
                                 NUMBER OF
                                 SECURITIES
                                 UNDERLYING
                                UNEXERCISED            OPTION
                                  OPTIONS              EXERCISE             OPTION
                                    (#)                 PRICE             EXPIRATION
         NAME                   EXERCISABLE              ($)                 DATE
-----------------------  ------------------------  ----------------  --------------------
Carmine T. Oliva                 100,000                 0.50             01/31/2011
                                  53,000                 0.35             01/22/2013
                                  26,000                 1.00             02/24/2014
                                  50,000                 2.00             12/29/2015

Graham Jefferies                  30,000                 0.20             11/15/2009
                                  30,000                 0.20             05/15/2010
                                  30,000                 1.13             05/01/2008
                                  54,000                 0.35             01/22/2013
                                  40,000                 1.00             02/24/2014
                                  50,000                 2.00             12/29/2015

Randolph D. Foote                 50,000                 0.20             11/15/2009 (1)
                                  35,000                 0.35             01/22/2013 (1)
                                  25,000                 1.00             02/24/2014 (1)
                                  50,000                 2.00             12/29/2015 (1)

-------------------

(1) Mr. Foote's options expired three months after the termination of his temporary employment with us to the extent not exercised before that date. His temporary employment with us terminated May 15, 2007.

OPTION EXERCISES AND STOCK VESTED

         No option awards were exercised by any of the named executive officers during the year ended December 31, 2006. No stock awards were held by any of the named executive during the year ended December 31, 2006.

POTENTIAL PAYMENTS ON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL

         The following discussions and tables describe and illustrate potential payments to Messrs. Oliva and Jefferies under contracts, agreements, plans or arrangements, whether written or unwritten, that were in effect at December 31, 2006, for various scenarios involving a change in control or termination of employment, assuming a December 31, 2006 termination date.

         The tables do not include any pro rated incentive bonus that would have been payable upon termination for death, incapacity, good reason or without due cause because no bonuses were payable for 2006. Mr. Jefferies is based in the United Kingdom and receives his remuneration in British pounds sterling. The amounts listed for Mr. Jefferies are shown in United States dollars, converted from British pounds sterling using the exchange rate of $1.958 per British pound sterling in effect on December 31, 2006.

         Carmine T. Oliva
         ----------------

         As described under the heading "Summary Compensation Table - Employment Agreements - 2006," at December 31, 2006, we were a party to an employment agreement dated February 24, 2006 with Carmine T. Oliva, our Chairman of the Board, President and Chief Executive Officer. If we had terminated Mr. Oliva's employment for due cause or due to Mr. Oliva's breach of his employment agreement by refusing to continue his employment, our obligation to pay any further compensation, severance allowance, or other amounts payable under the agreement would have terminated on the date of termination, other than benefits under retirement and benefit plans and programs that were earned and vested by the date of termination, pro rata annual salary through the date of termination, any stock options that were vested as of the date of termination, and accrued vacation as required by California law. "Due cause" includes any intentional misapplication of our funds or other material assets, or any other act of dishonesty injurious to us, or conviction of a felony or a crime involving moral turpitude. "Due cause" also included abuse of controlled substances or alcohol and breach, nonperformance or nonobservance of any of the terms of the agreement, provided that Mr. Oliva failed to satisfactorily remedy the performance problem following 90 days' written notice.

         We had the right to terminate Mr. Oliva's employment immediately upon written notice to him. Mr. Oliva had the right to terminate the agreement at any time for good reason within 30 days after he learned of an event or condition constituting good reason. "Good reason" included: changes in Mr. Oliva's position, duties, responsibilities, titles or status; a reduction in his base salary to an amount less than the greater of $350,000 or 10% below the base salary in effect at the time of the reduction; our failure to continue in effect benefits required under the agreement, to obtain the assumption of the agreement by any successor or assign, or to timely cure any material breach after Mr. Oliva gave us written notice; a material reduction in support services, staff, office space and accouterments which reduction is not generally effective for all officers; or if we availed ourselves of or were subjected by any third party to any other proceeding involving insolvency or the protection of or from creditors and the proceeding was not discharged or terminated within 90 days.

         If Mr. Oliva's service had terminated without due cause or for good reason prior to the originally scheduled expiration of the agreement on January 1, 2011, Mr. Oliva would have been entitled to his salary through the end of the month in which termination occurred plus credit for accrued vacation, a severance payment equal to three times his then current annual salary, net of taxes, a pro rated incentive bonus, if any, for the fiscal year during which termination occurred, and all medical and life insurance benefits to which he was entitled immediately prior to the date of termination (or at the election of Mr. Oliva in the event of a change in control, immediately prior to the date of the change in control) for a period of three years or the date or dates that Mr. Oliva's continued participation in our medical and/or life insurance plans was not possible under the plans, whichever was earlier. If our medical and/or life insurance plans did not allow Mr. Oliva's continued participation, then we would have been required to pay to Mr. Oliva, in monthly installments, the monthly premium or premiums that had been payable by us covering the three-year period.

         A "change in control" includes: a consolidation or merger in which we were not the surviving corporation or pursuant to which all or substantially all of our common stock was be converted into cash, securities or other property, other than a merger in which the holders of our common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of our assets; stockholder approval of any plan or proposal for liquidation or dissolution; any person other than persons who were stockholders on January 1, 2006, became the beneficial owner of 50% or more of our outstanding common stock; during any period of two consecutive years, individuals who at the beginning of such period constitute the entire board ceased to constitute a majority of the board unless the election, or the nomination for election by our stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or there is any change of control of a nature required to be reported in response to Item 6 (e) of Schedule 14A under the Exchange Act.

         If Mr. Oliva had become mentally or physically incapable of performing the services required under the agreement for a period of 240 consecutive days, and the incapacity was confirmed by the written opinion of two practicing medical doctors, we could have terminated Mr. Oliva's employment under the agreement upon 30 days' prior written notice. Upon Mr. Oliva's death, the agreement was to terminate immediately. If Mr. Oliva's employment was terminated due to his incapacity or death, Mr. Oliva or his estate or legal representative would have been entitled to receive benefits under our retirement and benefits plans and programs that were earned and vested at the date of termination, a pro rated incentive bonus for the fiscal year in which incapacity or death occurred, and Mr. Oliva's annual salary then in effect for one year following the date of termination, offset, however, by any payments received by Mr. Oliva as a result of any disability insurance maintained by us for Mr. Oliva's benefit.

                                                                         TOTAL CASH     CONTINUATION OF GROUP
                                CASH SEVERANCE                           SEVERANCE        MEDICAL AND LIFE       TOTAL TERMINATION
     CARMINE T. OLIVA              PAYMENT(S)           TAX GROSS UP     PAYMENT(S)           INSURANCE              BENEFITS
-------------------------  -----------------------  ------------------  -----------   -----------------------  --------------------
Due Cause, Retirement or              $0                     $0              $0                  $0                     $0
Voluntary Termination

Death or Incapacity         $350,000, representing           $0           $350,000               $0                  $350,000
                               one times annual
                              salary, payable in
                                 semi-monthly
                              installments over
                                 one year

Good Reason or Without     $1,050,000, representing       $710,563,      $1,789,730      $36,387, represents        $1,826,117
Due Cause                     three times annual       assuming 40.36%                  premiums payable for
                              salary, payable in        effective tax                     up to three years
                                  lump sum                  rate

                           $29,167 payable in lump
                          sum for accrued vacation

         Graham Jefferies
         ----------------

         As described under the heading "Summary Compensation Table - Employment Agreements - 2006," we were a party to an employment agreement dated February 24, 2006 with Graham Jefferies, our Executive Vice President and Chief Operating Officer. If Mr. Jefferies' employment under that agreement terminated for due cause or due to Mr. Jefferies' breach of the agreement by refusing to continue his employment, our obligation to pay any further compensation, severance allowance, or other amounts payable under the agreement would have terminated on the date of termination, other than benefits under retirement and benefit plans and programs that were earned and vested by the date of termination, Mr. Jefferies' pro rata annual salary through the date of termination, any stock options that had vested as of the date of termination, and accrued vacation as required by applicable law.

         We had the right to terminate Mr. Jefferies' employment immediately upon written notice. Mr. Jefferies had the right to terminate the agreement at any time for good reason within 30 days after Mr. Jefferies learned of an event or condition constituting good reason. If termination without due cause by us or for good reason by Mr. Jefferies occurred prior to the originally scheduled expiration of the agreement on January 1, 2009, Mr. Jefferies would have been entitled to his salary through the end of the month during which the termination occurred plus credit for accrued vacation, a severance payment in an amount equal to two times his then current annual salary, net of applicable taxes, a pro rated incentive bonus, if any, for the fiscal year during which termination occurred, and all medical and life insurance benefits to which Mr. Jefferies was entitled immediately prior to the date of termination (or at the election of Mr. Jefferies in the event of a change in control, immediately prior to the date of the change in control) for a period of two years or the date or dates that Mr. Jefferies' continued participation in our medical and/or life insurance plans is not possible under the plans, whichever is earlier. If our medical and/or life insurance plans did not allow Mr. Jefferies' continued participation, then we would have been obligated to pay to Mr. Jefferies, in monthly installments, the monthly premium or premiums that had been payable by us covering the two-year period.

         If Mr. Jefferies had become mentally or physically incapable of performing the services required under the agreement for a period of 180 consecutive days, the agreement would have terminated; provided, however, that Mr. Jefferies would have remained an employee of EMRISE Electronics Ltd. and be entitled to remuneration in an amount equal to the amount paid under EMRISE Electronics Ltd.'s permanent health insurance scheme, subject to the paragraph immediately below. Upon Mr. Jefferies' death, the agreement would have terminated immediately.

         If Mr. Jefferies' employment had terminated due to his incapacity or death, Mr. Jefferies or his estate or legal representative would have been entitled to receive benefits under retirement and benefits plans and programs that were earned and vested at the date of termination, a pro rated incentive bonus for the fiscal year in which incapacity or death occurred, and Mr. Jefferies' annual salary then in effect for one year following the date of termination, offset by any payments received by Mr. Jefferies as a result of any permanent health insurance scheme maintained by us for Mr. Jefferies' benefit.

         The terms "due cause," "good reason" and "change in control" have the same meanings as in Mr. Oliva's employment agreement described above.

                                                                         TOTAL CASH     CONTINUATION OF GROUP
                                CASH SEVERANCE                           SEVERANCE        MEDICAL AND LIFE       TOTAL TERMINATION
     GRAHAM JEFFERIES              PAYMENT(S)           TAX GROSS UP     PAYMENT(S)           INSURANCE              BENEFITS
-------------------------  -----------------------  ------------------  -----------   -----------------------  --------------------

Due Cause, Retirement or            $0                     $0                $0                 $0                     $0
Voluntary Termination

Death or Incapacity         $299,182, representing         $0             $299,182      $1,566, represents          $300,748
                           one times annual salary,                                       estimated permanent
                            payable in semi-monthly                                     health scheme premiums
                             installments over one                                           for one year
                                   year

Good Reason or Without     $598,364, representing        $398,909,         $997,273      $9,344, represents         $1,006,617
Due Cause                  two times annual salary,    assuming 40.0%                    premiums payable for
                             payable in lump sum       effective tax                       up to two years
                                                           rate

         Randolph D. Foote
         -----------------

         As described under the heading "Summary Compensation Table - Employment Agreements - 2006," we were a party to an employment agreement with Randolph D. Foote, our former Senior Vice President, Chief Financial Officer and Secretary. On August 18, 2006, Mr. Foote resigned from all positions with us and our subsidiaries. We entered into a resignation and separation agreement with him, which became effective on August 25, 2006. Under the agreement, Mr. Foote resigned all of his positions with us, and we and Mr. Foote jointly terminated his employment agreement dated effective as of January 1, 2006. The resignation and separation agreement provided that effective as of August 21, 2006, Mr. Foote would be assigned to temporary employment with us, which we and Mr. Foote anticipated would terminate by approximately December 31, 2006. On December 31, 2006, we and Mr. Foote amended the separation agreement to extend Mr. Foote's temporary employment to no later than March 30, 2007. Subsequently, Mr. Foote's temporary employment was extended to May 15, 2007. During the time of his temporary employment, Mr. Foote assisted us in, among other things, the preparation of our restated financial statements and our filings with the Securities and Exchange Commission and continued to receive his base salary and employment benefits (other than paid vacation benefits, bonus or incentive compensation). Mr. Foote's unexercised stock options terminated three months after termination of his temporary employment. For twelve months following termination of his temporary employment, Mr. Foote has agreed to continue to provide reasonable cooperation and assistance to us as needed, and subject to Mr. Foote's performance of his obligations under the separation agreement, we have agreed to pay to Mr. Foote in installments on our regular pay dates during that period the total gross amount of $182,200 and to reimburse Mr. Foote for health plan benefit premiums at the same benefit level he had as of his resignation date.

EMPLOYMENT AGREEMENTS - 2007

         D. John Donovan was appointed as our Vice President Finance and Administration, Secretary and Treasurer effective May 16, 2007. We entered into an employment agreement with Mr. Donovan effective as of that date. However, effective as of November 1, 2007, we entered into new employment agreements with Mr. Donovan, Mr. Oliva and Mr. Jefferies. The new employment agreements replaced the May 16, 2007 agreement with Mr. Donovan and the February 24, 2006 agreements with Mr. Oliva and Mr. Jefferies, and are described generally below.

         Carmine T. Oliva
         ----------------

         Under the November 1, 2007 executive employment agreement with Mr. Oliva, Mr. Oliva has agreed to serve as our Chairman of the Board, President and Chief Executive Officer on an at-will basis. The agreement provides for a base salary of $350,000, paid vacation of at least four weeks per year, a monthly automobile allowance of at least $750, and non-exclusive use of our corporate residence. Mr. Oliva is eligible to receive increases and annual cash incentive bonuses at the discretion of our compensation committee and to participate in benefit and incentive programs we may offer. We have agreed to nominate Mr. Oliva as a Class III member of our board and to seek stockholder approval of the nomination at our 2008 annual meeting of stockholders. We have also agreed to maintain in effect a directors' and officers' liability insurance policy with a minimum limit of liability of $10 million and that we would enter into an indemnification agreement with Mr. Oliva upon terms mutually acceptable to us and Mr. Oliva.

         The agreement contains non-competition provisions that prohibit Mr. Oliva from engaging or participating in a competitive business or soliciting our customer or employees during his employment with us and for two years afterward. The agreement also contains provisions that restrict disclosure by Mr. Oliva of our confidential information and assign ownership to us of inventions related to our business that are created by him during his employment and for two years afterward.

         We may terminate the agreement at any time, with or without due cause. "Due cause" includes any intentional misapplication of our funds or other material assets, or any other act of dishonesty injurious to us, or conviction of a felony or a crime involving moral turpitude. "Due cause" also includes abuse of controlled substances or alcohol and breach, nonperformance or nonobservance of any of the terms of the agreement, provided that Mr. Oliva fails to satisfactorily remedy the performance problem following 30 days' written notice.

         Mr. Oliva may terminate the agreement at any time, with or without good reason. However, termination for good reason must occur within 90 days of the occurrence of an event constituting good reason, and Mr. Oliva must furnish us with written notice of the event within 30 days after the initial existence of the event and provide us with at least a 30-day cure period. "Good reason" includes: a material diminution in his authority, duties, responsibilities, titles or offices; a purported reduction in Mr. Oliva's base salary amounting to a material diminution in his salary to an amount less than the greater of $350,000 or 10% below the base salary in effect at the time of the reduction; our failure to timely cure or diligently initiate a cure of any material breach within 30 days after Mr. Oliva gives us written notice of the breach.

         If we terminate Mr. Oliva's employment for due cause or due to Mr. Oliva's breach of his employment agreement by refusing to continue his employment, or if Mr. Oliva terminates his employment without good reason, then all compensation and benefits for Mr. Oliva will cease, other than amounts under retirement and benefit plans and programs that were earned and vested by the date of termination, pro rata annual salary through the date of termination, any stock options that were vested as of the date of termination, and accrued vacation as required by California law.

         If Mr. Oliva becomes incapacitated, we may terminate his employment under the agreement upon 30 days' prior written notice. Upon Mr. Oliva's death, the agreement terminates immediately. If Mr. Oliva's employment terminates due to his incapacity or death, Mr. Oliva or his estate or legal representative will be entitled to receive benefits under our retirement and benefits plans and programs that were earned and vested at the date of termination, a pro rated incentive bonus for the fiscal year in which incapacity or death occurred (to the extent he would otherwise be eligible), and a lump sum cash payment in an amount equal to one year of his then current annual salary, grossed up to cover applicable taxes that are deducted from such amount.

         If Mr. Oliva's employment terminates for good reason or other than as a result of due cause, incapacity, death or retirement, Mr. Oliva will be entitled to his salary through the end of the month in which termination occurs plus credit for accrued vacation, and a pro rated incentive bonus, if eligible, for the fiscal year during which termination occurred. In addition, under those circumstances, if Mr. Oliva enters into a separation and release agreement with us, then he will be entitled to receive (i) a severance payment equal to three times his then current annual salary (grossed up to cover applicable taxes that are deducted from such amount), (ii) all medical insurance benefits to which he was entitled immediately prior to the date of termination for a period of eighteen months or the date that Mr. Oliva's continued participation in our medical insurance plan was not possible under the plan, whichever was earlier,
(iii) a lump-sum cash payment equal to eighteen times the estimated monthly COBRA premiums at the time of termination (taking into account all known or anticipated premium increases) to be used by Mr. Oliva to maintain his medical insurance coverage for an additional eighteen months, and (iv) a lump-sum cash payment equal to thirty-six times the estimated monthly life insurance premiums at the time of termination (taking into account all known or anticipated premium increases) to be used by Mr. Oliva to maintain his existing group life insurance coverage and the $1,000,000 life insurance policy on his life for three years. If our medical insurance plan did not allow Mr. Oliva's continued participation, then we will be required to pay to Mr. Oliva, in monthly installments, the monthly premium or premiums for COBRA coverage, covering the eighteen month period described in clause (ii) in the preceding sentence.

         Immediately preceding the occurrence of a change in control, and regardless of whether Mr. Oliva's employment terminates and/or he receives severance payments as a result of the change in control, Mr. Oliva will be entitled to receive a payment equal to three times his then current annual salary (grossed up to cover applicable taxes that are deducted from such amount). A "change in control" includes the following circumstances:

         (a) the acquisition by any person or group of beneficial ownership of securities entitled to vote generally in the election of our directors ("voting securities") that represent 40% or more of the combined voting power of our then outstanding voting securities or 50% or more of the combined fair market value of our then outstanding stock, other than:

                  (i) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by us or any person controlled by us or by any employee benefit plan (or related trust) sponsored or maintained by us or any person controlled by us, or

                  (ii) an acquisition of voting securities by us or a corporation owned, directly or indirectly, by our stockholders in substantially the same proportions as their ownership of our stock;

         Notwithstanding circumstance (a) above, however, if we make an acquisition of our securities that (x) causes our voting securities beneficially owned by a person or group to represent 40% or more of the combined voting power of our then outstanding voting securities or (y) causes our stock beneficially owned by a person or group to represent 50% or more of the combined fair market value of our then outstanding stock, the acquisition will not be considered an acquisition by any person or group for purposes of circumstance (a) unless the person or group subsequently becomes the beneficial owner of additional securities of ours.

         (b) a majority of members of our board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of members of our board before the date of the appointment or election, excluding any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than our board;

         (c) the acquisition by any person or group, or combined acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or group, of ownership of assets from us that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of our assets immediately before such acquisition; and

         (d) stockholder approval of a complete liquidation or dissolution of our company.

         For purposes of circumstance (a) above, the calculation of voting power will be made as if the date of the acquisition were a record date for a vote of our stockholders, and for purposes of circumstance (c) above, the calculation of voting power will be made as if the date of the consummation of the transaction were a record date for a vote of our stockholders.

         Notwithstanding the above, there will be no change in control event when there is a transfer to an entity that is controlled by our stockholders immediately after the transfer. A transfer of assets by us is not treated as a change in control if the assets are transferred to: a stockholder of ours (immediately before the asset transfer) in exchange for or with respect to the stockholders' stock; an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by us; a person or group that owns, directly or indirectly, 50% or more of the total value or voting power of all of our outstanding stock; or an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person or group described in the immediately preceding clause.

         Graham Jefferies
         ----------------

         Under the November 1, 2007 executive employment agreement with Mr. Jefferies, Mr. Jefferies has agreed to serve as our Executive Vice President and Chief Operating Officer on an at-will basis. The agreement provides for a base salary of 152,800 British pounds sterling per year (approximately $316,600 as of November 1, 2007), which amount is to be paid by our subsidiary, EMRISE Electronics Ltd., paid vacation of 25 working days per year and public holidays in the United Kingdom, and a monthly automobile allowance of at least 460 British pounds sterling. Mr. Jefferies is eligible to receive increases and annual cash incentive bonuses at the discretion of our compensation committee and to participate in benefit and incentive programs we may offer. We have also agreed to maintain in effect a directors' and officers' liability insurance policy with a minimum limit of liability of $10 million and that we would enter into an indemnification agreement with Mr. Jefferies upon terms mutually acceptable to us and Mr. Jefferies.

         The agreement contains non-competition provisions that prohibit Mr. Jefferies from engaging or participating in a competitive business or soliciting our customer or employees during his employment with us and for two years afterward. The agreement also contains provisions that restrict disclosure by Mr. Jefferies of our confidential information and assign ownership to us of inventions related to our business that are created by Mr. Jefferies in connection with his employment and for two years afterward.

         Mr. Jefferies may terminate the agreement at any time, with or without good reason. However, termination for good reason must occur within 30 days of the occurrence of an event constituting good reason. The term "good reason" has the same meaning as in Mr. Oliva's employment agreement described above, except that Mr. Jefferies' base salary is 152,800 British pounds sterling per year.

         We may terminate the agreement at any time, immediately upon written notice, with or without due cause. The term "due cause" has the same meaning as in Mr. Oliva's employment agreement described above, except that Mr. Jefferies may satisfactorily remedy the performance problem following 90 days' written notice. If we terminate Mr. Jefferies' employment for due cause or due to Mr. Jefferies' breach of his employment agreement by refusing to continue his employment, or if Mr. Jefferies terminates his employment without good reason, then all compensation and benefits for Mr. Jefferies will cease, other than amounts under retirement and benefit plans and programs that were earned and vested by the date of termination, pro rata annual salary through the date of termination, and any stock options that were vested as of the date of termination, and accrued vacation as required by applicable law.

         If Mr. Jefferies becomes mentally or physically incapable of performing the services required under the agreement for a period of 180 consecutive days, the agreement terminates; provided, however, that Mr. Jefferies will remain an employee of EMRISE Electronics Ltd. and be entitled to remuneration in an amount equal to the amount paid under EMRISE Electronics Ltd.'s permanent health insurance scheme, subject to the paragraph immediately below. Upon Mr. Jefferies' death, the agreement terminates immediately.

         If Mr. Jefferies' employment terminates due to his incapacity or death, Mr. Jefferies or his estate or legal representative will be entitled to receive benefits under our retirement and benefits plans and programs that were earned and vested at the date of termination, a pro rated incentive bonus for the fiscal year in which incapacity or death occurred (to the extent he would otherwise be eligible), and a lump sum cash payment in an amount equal to one year of his then current annual salary, grossed up to cover applicable taxes that are deducted from such amount.

         If Mr. Jefferies' employment terminates for good reason or other than as a result of due cause, incapacity, death or retirement, Mr. Jefferies will be entitled to his salary through the end of the month in which termination occurs plus credit for accrued vacation, and a pro rated incentive bonus, if eligible, for the fiscal year during which termination occurred. In addition, under those circumstances, if Mr. Jefferies enters into a separation and release agreement with us, then he will be entitled to receive a severance payment equal to two times his then current annual salary (grossed up to cover applicable taxes that are deducted from such amount), to receive all medical and life insurance benefits to which he was entitled immediately prior to the date of termination (or at the election of Mr. Jefferies in the event of a change in control, immediately prior to the date of the change in control) for a period of two years or the date or dates that Mr. Jefferies' continued participation in our medical and/or life insurance plans was not possible under the plans, whichever was earlier. If our medical and/or life insurance plans did not allow Mr. Jefferies' continued participation, then we will be required to pay to Mr. Jefferies, in monthly installments, the monthly premium or premiums that had been payable by us covering the two-year period.

         Immediately preceding the occurrence of a change in control, and regardless of whether Mr. Jefferies' employment terminates and/or he receives severance payments as a result of the change in control, Mr. Jefferies will be entitled to receive a payment equal to two times his then current annual salary (grossed up to cover applicable taxes that are deducted from such amount). The term "change in control" has the same meaning as in Mr. Oliva's employment agreement described above.

         D. John Donovan
         ---------------

         Under the November 1, 2007 executive employment agreement with Mr. Donovan, Mr. Donovan has agreed to serve as our Vice President Finance and Administration, Secretary and Treasurer on an at-will basis. The agreement provides for an initial base salary of $223,000 during the first six months of employment followed by a 10% increase to his base salary to $245,300, an objective-based additional cash compensation for up to $20,000 during the first seven months of employment to be awarded based solely on the CEO's determination (and payable as to one-half of this amount, if at all, on November 30, 2007 and May 1, 2008), reimbursement for up to $5,000 per year for Certified Public Accountant continuing professional education programs, paid vacation of at least three weeks per year, and a monthly automobile allowance of at least $600. Mr. Donovan is eligible to receive increases and annual cash incentive bonuses at the discretion of our compensation committee and to participate in benefit and incentive programs we may offer. We have also agreed to maintain in effect a directors' and officers' liability insurance policy with a minimum limit of liability of $10 million and that we would enter into an indemnification agreement with Mr. Donovan upon terms mutually acceptable to us and Mr. Donovan.

         The agreement contains non-competition provisions that prohibit Mr. Donovan from engaging or participating in a competitive business or soliciting our customer or employees during his employment with us and for two years afterward. The agreement also contains provisions that restrict disclosure by Mr. Donovan of our confidential information and assign ownership to us of inventions related to our business that are created by him during his employment and for two years afterward.

         Mr. Donovan may terminate the agreement at any time, with or without good reason. However, termination for good reason must occur within 90 days of the occurrence of an event constituting good reason, and Mr. Donovan must furnish us with written notice of the event within 30 days after the initial existence of the event and provide us with at least a 30-day cure period. The term "good reason" has the same meaning as in Mr. Oliva's employment agreement described above, except that Mr. Donovan's initial base salary is $223,000 during the first six months of employment, and $245,300 thereafter per year.

         If we terminate Mr. Donovan's employment for due cause or due to Mr. Donovan's breach of his employment agreement by refusing to continue his employment, or if Mr. Donovan terminates his employment without good reason, then all compensation and benefits for Mr. Donovan will cease, other than amounts under retirement and benefit plans and programs that were earned and vested by the date of termination, pro rata annual salary through the date of termination, any stock options that were vested as of the date of termination, and accrued vacation as required by California law.

         If Mr. Donovan becomes incapacitated, we may terminate his employment under the agreement upon 30 days' prior written notice. Upon Mr. Donovan's death, the agreement terminates immediately. If Mr. Donovan's employment terminates due to his incapacity or death, Mr. Donovan or his estate or legal representative will be entitled to receive benefits under our retirement and benefits plans and programs that were earned and vested at the date of termination, a pro rated incentive bonus for the fiscal year in which incapacity or death occurred (to the extent he would otherwise be eligible), and a lump sum cash payment in an amount equal to one year of his then current annual salary, grossed up to cover applicable taxes that are deducted from such amount.

         If Mr. Donovan's employment terminates for good reason or other than as a result of due cause, incapacity, death or retirement, Mr. Donovan will be entitled to his salary through the end of the month in which termination occurs plus credit for accrued vacation, and a pro rated incentive bonus, if eligible, for the fiscal year during which termination occurred. In addition, under those circumstances, if Mr. Donovan enters into a separation and release agreement with us, then he will be entitled to receive (i) a severance payment equal to his then current annual salary (grossed up to cover applicable taxes that are deducted from such amount), (ii) all medical insurance benefits to which he was entitled immediately prior to the date of termination for a period of eighteen months or the date that Mr. Donovan's continued participation in our medical insurance plan was not possible under the plan, whichever was earlier, and (iii) a lump-sum cash payment equal to $1,650 to be used by Mr. Donovan to maintain his existing life insurance coverage for a period of eighteen months. If our medical insurance plan did not allow Mr. Donovan's continued participation, then we will be required to pay to Mr. Donovan, in monthly installments, the monthly premium or premiums for COBRA coverage, covering the eighteen month period described in clause (ii) in the preceding sentence.

         Immediately preceding the occurrence of a change in control, and regardless of whether Mr. Donovan's employment terminates and/or he receives severance payments as a result of the change in control, Mr. Donovan will be entitled to receive a payment equal to his then current annual salary (grossed up to cover applicable taxes that are deducted from such amount).

         The terms "due cause" and "change in control" have the same meaning as in Mr. Oliva's employment agreement described above.

DIRECTOR COMPENSATION

         Each non-employee director is entitled to receive $1,000 per month as compensation for his services. In addition, each board member chairing a standing committee is entitled to receive $500 per month as compensation for his services. We reimburse all directors for out-of-pocket expenses incurred in connection with attendance at board and committee meetings. We may periodically award options or warrants to our directors under our existing option and incentive plans. On April 16, 2006, we granted to Mr. Mahmarian an option to purchase 50,000 shares of our common stock at an exercise price of $1.00 per share. The option vested in two equal installments of 25,000 shares on October 17, 2006 and April 17, 2007.

         The following table provides information concerning the compensation of our directors for the year ended December 31, 2006.

                                FEES EARNED
                               OR PAID IN CASH     OPTION AWARDS      TOTAL
        NAME                         ($)                ($)            ($)
-------------------------      ---------------     -------------    --------
Laurence P. Finnegan, Jr.           18,000             - (1)         18,000
Otis W. Baskin                      18,000             - (2)         18,000
Richard E. Mahmarian                14,400           39,000(3)       53,400

-------------------

(1) At December 31, 2006, Mr. Finnegan held options to purchase an aggregate of 216,000 shares of common stock.

(2) At December 31, 2006, Mr. Baskin held options to purchase an aggregate of 85,000 shares of common stock.

(3) The dollar amount reflected in the table is the compensation cost we recognized for financial statement reporting purposes during 2006 under SFAS 123R for the grant made to Mr. Mahmarian in 2006, estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions: dividend yield of 0%; expected volatility of 87%; risk-free interest rate of 4.75%; expected option life of 7 years; and weighted-average fair value per share of $0.79. At December 31, 2006, Mr. Mahmarian held options to purchase an aggregate of 50,000 shares of common stock, all of which were granted during 2006.


                    INFORMATION ABOUT OUR BOARD OF DIRECTORS,
                      BOARD COMMITTEES AND RELATED MATTERS

BOARD OF DIRECTORS

     GENERAL

         Our business, property and affairs are managed under the direction of our board. Directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our board and its committees.

         Our bylaws provide that our board of directors shall consist of at least four directors. Our board is divided into three classes of directors:
Class I, Class II and Class III. The term of office of each class of directors is three years, with one class expiring each year at our annual meeting of stockholders. We currently have four directors on our board, with no vacancies. Our current board consists of one Class I director whose term expires at our 2009 annual meeting, one Class II director whose term expires at our 2007 annual meeting, and two Class III directors whose term expires at our 2008 annual meeting.

         During 2006, our board held three meetings and took action by unanimous written consent on four occasions. During 2006, no incumbent director attended fewer than 75% of the aggregate of: (1) the total number of meetings of the board of directors (held during the period for which he has been a director); and (2) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

     BOARD COMMITTEES

         Our board of directors currently has an audit committee, a compensation committee and a nominating committee.

         Audit Committee
         ---------------

         The audit committee selects our independent registered public accountants, reviews the results and scope of the audit and other services provided by our independent registered public accountants, reviews our financial statements for each interim period and for our year end and our internal financial and accounting controls, and recommends, establishes and monitors our disclosure controls and procedures. Messrs. Finnegan and Baskin served on our audit committee throughout and since 2006, with Mr. Finnegan serving as chairman. Mr. Mahmarian was appointed as the third member of the audit committee when he joined our board on March 1, 2006. The audit committee held five meetings during 2006. Our board of directors has determined that Messrs. Finnegan and Mahmarian are audit committee financial experts. The audit committee operates pursuant to a charter approved by our board of directors and audit committee, according to the rules and regulations of the Securities and Exchange Commission. A copy of the charter was attached as Appendix A to our definitive proxy statement for our 2005 annual meeting of stockholders.

         Compensation Committee
         ----------------------

         The compensation committee is responsible for establishing and administering our policies involving the compensation of all of our executive officers and establishing and recommending to our board of directors the terms and conditions of all employee and consultant compensation and benefit plans. Our entire board of directors also may perform these functions with respect to our employee stock option plans. Messrs. Finnegan and Mr. Baskin have served on the compensation committee throughout and since 2006, with Mr. Baskin serving as chairman. The compensation committee held two meetings during 2006. The compensation committee operates pursuant to a charter approved by our board of directors and compensation committee. A copy of the charter was attached as Appendix B to the proxy statement for our 2005 annual meeting of stockholders.

         Robert B. Runyon, who is a former director and former compensation committee chairman of EMRISE Corporation, provides compensation consultation services to our compensation committee and executive management. Mr. Runyon's role includes collecting compensation data for us and assisting us in evaluating candidates for executive level positions.

         Nominating Committee
         --------------------

         The nominating committee recommends nominees to our board of directors and committees of our board of directors, develops and recommends to our board of directors corporate governance principles, and oversees the evaluation of the board of directors and management. Messrs. Finnegan and Baskin have served on the nominating committee throughout and since 2006. Mr. Mahmarian was appointed chair of the nominating committee in April 2006. The nominating committee held one meeting during 2006. The nominating committee utilizes a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by stockholders.

         The nominating committee will consider candidates for director recommended by any stockholder that is the beneficial owner of shares representing more than 1.0% of the then-outstanding shares of our common stock and that has beneficially owned those shares for at least one year. The nominating committee will evaluate those recommendations by applying its regular nominee criteria and considering the additional information described in the nominating committee's below-referenced charter. Stockholders that desire to recommend candidates for the board for evaluation may do so by contacting EMRISE Corporation in writing, identifying the potential candidate and providing background and other information in the manner described in the nominating committee's charter. Candidates may also come to the attention of the nominating committee through current board members, professional search firms and other persons. In evaluating potential candidates, the nominating committee will take into account a number of factors, including, among others, the following:

         o        independence from management;

         o depth of understanding of technology, manufacturing, sales and marketing, finance and/or other elements directly relevant to the technology and business of our company;

         o        education and professional background;

         o        judgment, skill, integrity and reputation;

         o existing commitments to other businesses as a director, executive or owner;

         o        personal conflicts of interest, if any; and

         o        the size and composition of the board of directors.

         In addition, prior to nominating a sitting director for re-election at an annual meeting of stockholders, the nominating committee considers the director's past attendance at, and participation in, meetings of our board of directors and its committees and the director's formal and informal contributions to their respective activities.

         The nominating committee operates pursuant to a charter approved by our board of directors and nominating committee. A copy of the charter was attached as Appendix C to the definitive proxy statement for our 2005 annual meeting of stockholders.

         Director Independence
         ---------------------

         Our board of directors has determined that each of Messrs. Baskin, Finnegan and Mahmarian is independent under Rule 5.3(k) of the NYSE Arca Equities Rules because none of those directors has, or during the past three years has had, a material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us, and none of those directors is disqualified from being deemed independent under any of subparagraphs (A)-(F) of Rule 5.3(k)(1) of the NYSE Arca Equities Rules. Our board of directors has also determined that each of member of the audit committee is independent under Rule 10A-3(b)(1) of the Securities and Exchange Commission.

         Under the NYSE Arca Equities Rules, the non-management members of our board of directors must meet at regularly scheduled executive sessions without management, with a non-management director presiding over each executive session. A presiding director for each session is selected by the board members in attendance at the session based upon the topics to be discussed at the session. The non-management directors can be contacted by calling the chairman of the audit committee. Further, if the non-management directors include directors who are not independent, then we should at least once a year schedule an executive session including only independent directors. Under the NYSE Arca Equities Rules, we must disclose if any member of our nominating committee or compensation committee is not independent.

         Charters
         --------

         The charters of our audit, compensation and nominating committees, and our codes of business conduct and ethics, are included on our website at http://www.emrise.com. The foregoing information is also available in print to any stockholder who requests it.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Throughout and since 2006, the compensation committee has consisted of Messrs. Finnegan and Mr. Baskin. No member of the board of directors has a relationship that would constitute an interlocking relationship with executive officers and directors of another entity.

     SECURITY HOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         The board of directors has established a process to receive communications from security holders. Security holders and other interested parties may contact any member (or all members) of the board of directors, or the independent directors as a group, any committee of the board of directors or any chair of any such committee, by mail or electronically. To communicate with the board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Secretary" at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730. To communicate with any of our directors electronically, security holders should send an email to our Secretary at: jdonovan@emrise.com.

         All communications received as set forth in the preceding paragraph will be opened by the Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the board of directors will be forwarded promptly to the addressee. In the case of communications to the board of directors or any group or committee of directors, our Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

     POLICY WITH REGARD TO BOARD MEMBERS' ATTENDANCE AT ANNUAL MEETINGS

         It is our policy that our directors are invited and encouraged to attend all of our annual meetings. At the date of our 2006 annual meeting, we had four members on our board of directors, all of whom were in attendance at our 2006 annual meeting.

COMPENSATION COMMITTEE REPORT

         Our compensation committee reviewed and discussed with our management the "Compensation Discussion and Analysis" contained in this proxy statement. Based on that review and discussions, our compensation committee recommended to our board of directors that the "Compensation Discussion and Analysis" be included in this proxy statement.

                                         Compensation Committee
                                         EMRISE Corporation
                                            Otis W. Baskin, Chairman
                                            Laurence P. Finnegan, Jr., Member

CODE OF ETHICS

         Our board of directors has adopted an Amended and Restated Code of Business Conduct and Ethics that applies to all of our directors, officers and employees and an additional Code of Business Ethics that applies to our Chief Executive Officer and senior financial officers. We filed copies of these codes as exhibits to the initial filing of our annual report on Form 10-K for the year ended December 31, 2005 and have posted these codes on our Internet website, located at http://www.emrise.com.

         We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provision of these codes that relate to one or more of the items set forth in Item 406(b) of Regulation S-K, by describing on our Internet website within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted.

         Information on our Internet website is not, and shall not be deemed to be, a part of this report or incorporated into any other filings we make with the Securities and Exchange Commission.

AUDIT COMMITTEE REPORT

         The audit committee of the board of directors of EMRISE Corporation discussed with EMRISE's independent registered public accountants all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." Prior to the inclusion and filing with the Securities and Exchange Commission of the audited consolidated financial statements in EMRISE's Annual Report on Form 10-K for the year ended December 31, 2006, the audit committee discussed with management and reviewed EMRISE's audited consolidated financial statements. In addition, the audit committee obtained from the independent registered public accountants a formal written statement describing all relationships between the independent registered public accountants and EMRISE that might bear on the accountants' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," and discussed with the independent registered public accountants any relationships that may impact their objectivity and independence and satisfied itself as to the accountants' independence. Prior to the filing of the Form 10-K with the Securities and Exchange Commission, and based on the review and discussions referenced above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Form 10-K.

                                          Respectfully submitted,

                                          Audit Committee
                                          EMRISE Corporation
                                             Laurence P. Finnegan, Jr., Chairman
                                             Otis W. Baskin, Member
                                             Richard E. Mahmarian, Member

PRINCIPAL ACCOUNTANT FEES AND SERVICES

      FEES AND SERVICES FOR 2006 AND 2005

         We dismissed Grant Thornton LLP as our principal accountant on April 13, 2006 and retained Hein & Associates LLP as our principal accountant on April 17, 2006. We had no relationship with Hein & Associates LLP prior to their retention as our principal accountant. On June 28, 2006, we engaged Hein & Associates LLP to reaudit our consolidated financial statements for the years ended December 31, 2005, 2004 and 2003.

         The following table sets forth the aggregate fees billed to us by Hein & Associates LLP, our principal accountant, for professional services rendered in the audit of our consolidated financial statements for the year ended December 31, 2006 and the reaudit of our consolidated financial statements for the years ended December 31, 2005, 2004 and 2003.

        FEE CATEGORY                                2006               2005
        ------------                          ----------------   ---------------

        Audit Fees........................    $       320,000    $       957,000
        Audit-Related Fees................                 --                 --
        Tax Fees..........................             53,000                 --
        All Other Fees....................                 --                 --
                                              ---------------    ---------------
                Total.....................    $       373,000    $       957,000
                                              ===============    ===============

         AUDIT FEES. Audit fees in the 2006 column of the above table consist of fees billed for professional services for audit of our 2006 consolidated financial statements and review of the interim consolidated financial statements included in our 2006 quarterly reports and services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

         Due to the impracticality of segregating reaudit fees relating solely to 2005, the audit fees shown in the 2005 column of the above table consist of an aggregate of $957,000 of fees billed with respect to the simultaneous reaudit of our consolidated financial statements for 2005, 2004 and 2003 and review of the interim consolidated financial statements included in our quarterly reports for 2005 and services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

         AUDIT-RELATED FEES. No audit-related fees were incurred for 2006 or 2005.

         TAX FEES. Tax fees for 2006 consisted of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning. No tax fees were incurred for 2005.

         ALL OTHER FEES. No other fees were incurred for 2006 or 2005.

      PRE-APPROVAL POLICIES AND PROCEDURES

         Our audit committee pre-approves all services provided by our principal accountant. Our audit committee also considers in advance whether or not to approve any non-audit services to be performed by the independent accounting firm required to be approved by the audit committee pursuant to any applicable rules and regulations.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     BENEFICIAL OWNERSHIP TABLE

         Except as otherwise indicated in the related footnotes, the following table sets forth information with respect to the beneficial ownership of our common stock as of October 22, 2007, by:

         o each person known by us to beneficially own more than 5% of the outstanding shares of our common stock;

         o        each of our directors, including our director nominee;

         o each of the named executive officers in the summary compensation table contained in the "Management" section of this report; and

         o all of our directors, our director nominee and our executive officers as a group.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or dispositive power with respect to the securities. To our knowledge, except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and dispositive power with respect to all shares of common stock shown as beneficially owned by them. Except as indicated in the discussion of contractual beneficial ownership limitations below and except as indicated in the footnotes to the table below, shares of common stock underlying derivative securities, if any, that currently are exercisable or convertible or are scheduled to become exercisable or convertible for or into shares of common stock within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group. Percentage of beneficial ownership is based on 38,254,250 shares of common stock outstanding as of the date of the table.

         The warrants described in the footnotes to the table contain provisions limiting the exercise of the warrants to the extent necessary to insure that following the exercise, the total number of shares of common stock then beneficially owned by the warrant holder and its affiliates and others whose beneficial ownership would be aggregated with the holder's for purposes of
Section 13(d) of the Exchange Act does not exceed 9.999% of the total number of then issued and outstanding shares of our common stock (including for such purpose the shares of common stock issuable upon such exercise or call). The 9.999% beneficial ownership limitation may not be waived. However, the beneficial ownership limitation does not preclude a holder from exercising a warrant and selling the shares underlying the warrant in stages over time where each stage does not cause the holder and its affiliates to beneficially own shares in excess of the limitation amount.

         The address of each of the following stockholders, unless otherwise indicated in the footnotes to the table, is c/o EMRISE Corporation, 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730. Messrs. Oliva, Finnegan, Baskin, and Mahmarian are directors of EMRISE Corporation. Messrs. Oliva and Jefferies are named executive officers and current executive officers of EMRISE Corporation. Mr. Foote is a named executive officer who is no longer an executive officer of EMRISE Corporation.

                                                                            AMOUNT AND NATURE             PERCENT
NAME OF BENEFICIAL OWNER                                                 OF BENEFICIAL OWNERSHIP         OF CLASS
------------------------                                                 -----------------------         --------

Carmine T. Oliva.................................................               1,408,305 (1)               3.66%
Laurence P. Finnegan, Jr.........................................                 260,171 (2)                 *
Otis W. Baskin...................................................                  90,000 (3)                 *
Richard E. Mahmarian.............................................                  60,000 (4)                 *
Graham Jefferies.................................................                 237,276 (5)                 *
Randolph D. Foote................................................                  10,000 (6)                 *
Austin W. Marxe and David M. Greenhouse..........................               3,955,922 (7)              10.34%
Gruber and McBaine Capital Management, LLC, Jon D. Gruber,
   J. Patterson McBaine and Eric B. Swergold.....................               2,421,600 (8)               6.27%
All executive officers and directors as a group (6 persons)......               2,060,356 (9)               5.27%

-------------------
 *    Less than 1.00%
(1) Includes 81,889 shares held individually by Mr. Oliva's spouse, and 229,000 shares underlying options.
(2)   Includes 216,000 shares underlying options.
(3)   Includes 85,000 shares underlying options.
(4)   Includes 50,000 shares underlying options.
(5)   Includes 234,000 shares underlying options.
(6)   Mr. Foote is a former executive officer.
(7) Based on share beneficial ownership information contained in a Form 4 filed October 23, 2007 by Austin W. Marxe and David M. Greenhouse, the controlling principals of AWM Investment Company, Inc. ("AWM"). AWM serves as the general partner of MGP Advisers Limited Partnership, the general partner of and investment advisor to Special Situations Fund III QP, L.P. Messrs. Marxe and Greenhouse share voting and investment power over 3,955,922 shares of common stock owned by Special Situations Fund III QP, L.P. Messrs. Marxe and Greenhouse have indicated their respective interests in the shares owned by that fund is limited to the extent of their respective pecuniary interest. The address for Messrs. Marxe and Greenhouse is 527 Madison Avenue, Suite 2600, New York, New York 10022.
(8)   Based in part on share beneficial ownership information contained in a
      Schedule 13G filed January 26, 2007, in which Gruber and McBaine Capital Management, LLC ("GMCM"), Jon D. Gruber, J. Patterson McBaine and Eric B. Swergold indicated that they constitute a group, each of whom shares voting and dispositive power over 1,691,200 outstanding shares. Also, Mr. Gruber and Mr. McBaine indicated they have sole voting and dispositive power over an additional 284,650 and 108,250 shares of our common stock, respectively. In addition, warrants to purchase shares of our common stock were beneficially owned as follows: Gruber and McBaine International - 50,000; Mr. Gruber - 41,250; Mr. McBaine - 21,250; and Lagunitas Partners LP, an investment limited partnership of which GMCM is the general partner
      - 225,000. GMCM is a registered investment advisor whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of shares of our common stock. Messrs. Gruber and McBaine indicated they were the managers, controlling persons and portfolio managers of GMCM. No individual client's holdings of our common stock were more than 5.0% of our outstanding common stock. The address for these beneficial owners is 50 Osgood Place, Penthouse, San Francisco, California 94133.
(9) Includes 814,000 shares underlying options and 81,889 outstanding shares held individually by Mr. Oliva's wife.

     EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2006.

                                                                                                    NUMBER OF SECURITIES REMAINING
                                               NUMBER OF SECURITIES TO      WEIGHTED-AVERAGE        AVAILABLE FOR FUTURE ISSUANCE
                                               BE ISSUED UPON EXERCISE     EXERCISE  PRICE OF       UNDER EQUITY COMPENSATION PLANS
                                               OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES REFLECTED
                  PLAN CATEGORY                 WARRANTS AND RIGHTS        WARRANTS AND RIGHTS             IN COLUMN (A))
-------------------------------------------   -------------------------   ----------------------   ---------------------------------
                                                         (A)                      (B)                            (C)
Equity compensation plans approved
   by security holders.....................         1,965,448(1)                 $1.08                        365,052(2)
Equity compensation plans not approved
   by security holders.....................         4,161,185(3)                 $1.70                            --
     Total.................................         6,126,633                                                 365,052

-----------
(1) Represents shares of common stock underlying options that are outstanding under our 1993 Stock Option Plan, our Employee Stock and Stock Option Plan, our 1997 Stock Incentive Plan and our Amended and Restated 2000 Stock Option Plan. The material features of these plans are described in note 8 to our consolidated financial statements for the years ended December 31, 2006, 2005 and 2004.
(2) Represents shares of common stock available for issuance under options that may be issued under our Amended and Restated 2000 Stock Option Plan.
(3) Represents shares of common stock underlying warrants that are described in note 8 to our consolidated financial statements for the years ended December 31, 2006, 2005 and 2004.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH RELATED PERSONS

         We are party to indemnification agreements with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

         In January 2007, our board of directors and nominating committee adopted written policies and procedures relating to approval or ratification of "interested transactions" with "related parties." Under the policies and procedures, our nominating committee is to review the material facts of all interested transactions that require the committee's approval and either approve or disapprove of the entry into the interested transactions, subject to certain exceptions, by taking into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person's interest in the transaction. No director may participate in any discussion or approval of an interested transaction for which he or she is a related party. If an interested transaction will be ongoing, the committee may establish guidelines for our management to follow in its ongoing dealings with the related party and then at least annually must review and assess ongoing relationships with the related party.

         Under the policies and procedures, an "interested transaction" is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, we are a participant, and any related party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A "related party" is any person who is or was since the beginning of the last fiscal year for which we have filed a Form 10-K and proxy statement, even if they do not presently serve in that role an executive officer, director or nominee for election as a director, any greater than 5% beneficial owner of our common stock, or any immediate family member of any of the foregoing. Immediate family member includes a person's spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person's home (other than a tenant or employee).

         The committee has reviewed and pre-approved certain types of interested transactions described below. In addition, our board of directors has delegated to the chair of the committee the authority to pre-approve or ratify (as applicable) any interested transaction with a related party in which the aggregate amount involved is expected to be less than $120,000. Pre-approved interested transactions include:

         o Employment of executive officers either if the related compensation is required to be reported in our proxy statement or if the executive officer is not an immediate family member of another executive officer or a director of our company and the related compensation would be reported in our proxy statement if the executive officer was a "named executive officer" and our compensation committee approved (or recommended that the board approve) such compensation.

         o Any compensation paid to a director if the compensation is required to be reported in our proxy statement.

         o Any transaction with another company at which a related person's only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company's shares, if the aggregate amount involved does not exceed the greater of $120,000 or 2% of that company's total annual revenues.

         o Any transaction where the related person's interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis (e.g., dividends).

         o Any transaction involving a related party where the rates or charges involved are determined by competitive bids.

         o Any transaction with a related party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

         o Any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all reports that they file.

         Based solely upon a review of copies of the reports furnished to us during the year ended December 31, 2006 and thereafter, or any written representations received by us from directors, officers and beneficial owners of more than 10% of our common stock ("reporting persons") that no other reports were required, we believe that, during 2006, all Section 16(a) filing requirements applicable to our reporting persons were met, except that Austin W. Marxe and David M. Greenhouse filed three late Form 4s to report three transactions.

                                   PROPOSAL 1
                          ELECTION OF CLASS II DIRECTOR

         Our bylaws provide that our board of directors shall consist of at least four directors. Our board is divided into three classes of directors:
Class I, Class II and Class III. The term of office of each class of directors is three years, with one class expiring each year at our annual meeting of stockholders.

         Our current board consists of one Class I director, Otis W. Baskin, whose term expires at our 2009 annual meeting, one Class II director, Laurence
P. Finnegan, Jr., whose term expires at our 2007 annual meeting, and two Class III directors, Carmine T. Oliva and Richard E. Mahmarian, whose terms expire at our 2008 annual meeting. Mr. Finnegan is named as a nominee for election to serve a three-year term expiring at our 2010 annual meeting or until he is succeeded by another qualified director who has been duly elected.

         The proxy holders intend to vote all proxies received by them in favor of the election of Mr. Finnegan unless instructions to the contrary are marked on the proxy card. If Mr. Finnegan is unable or declines to serve as a director at the time of the annual meeting, an event not now anticipated, the proxies will be voted for any nominee designated by our present board. However, the proxy holders may not vote proxies for a greater number of persons than the number of nominees named on the proxy card.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

         Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. This means that the director nominee with the most votes for a particular slot on the board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF LAURENCE P. FINNEGAN, JR. AS A CLASS II DIRECTOR.

                                   PROPOSAL 2
                           RATIFICATION OF ADOPTION OF
                            2007 STOCK INCENTIVE PLAN

APPROVAL AND ADOPTION OF THE 2007 PLAN

         Effective November 1, 2007, our board of directors unanimously approved and adopted the EMRISE Corporation 2007 Stock Incentive Plan (the "2007 Plan"), subject to stockholder approval. Our board is seeking approval of the 2007 Plan by our stockholders. The 2007 Plan will become effective immediately upon stockholder approval. As soon as practicable following stockholder approval of this proposal, we intend to register the issuance of our securities under the 2007 Plan on Form S-8 under the Securities Act of 1933, as amended. We also intend that no further awards will be made under our existing option plans after such time as we are able to begin making awards under the 2007 Plan.

         The principal features of the 2007 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2007 Plan, a copy of which is attached to this proxy statement as Appendix A. We encourage you to read the 2007 Plan carefully.

PURPOSE OF THE 2007 PLAN

         The purpose of the 2007 Plan is to promote the success and enhance the value of our company by linking the personal interests of the members of our board, employees, and consultants to those of our stockholders and by providing those individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The 2007 Plan is further intended to provide flexibility in our efforts to motivate, attract and retain the services of members of our board, employees and consultants upon whose judgment, interest, and special effort the successful conduct of our operations is largely dependent.

SECURITIES SUBJECT TO THE 2007 PLAN

         Pursuant to the 2007 Plan, the maximum aggregate number of shares of common stock that may be issued or transferred pursuant to awards is 5,000,000. In the event of any dividend or other distribution, recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin off or other transaction that affects our common stock in a manner that would, in the administrator's discretion, require adjustment to such limit in order to prevent the dilution or enlargement of the potential benefits intended to be made available under the 2007 Plan, the administrator of the 2007 Plan has the authority in its sole discretion to appropriately adjust any or all of:

         o the number and kind of shares of common stock (or other securities or property) with respect to which awards may be granted or awarded under the 2007 Plan (including, but not limited to, adjusting the limitation on the maximum number and kind of shares that may be issued to any one individual during any calendar year and the maximum number and kind of shares that may be issued pursuant to various types of awards);

         o the number and kind of shares of common stock (or other securities or property) subject to outstanding awards under the 2007 Plan; and

         o the grant or exercise price with respect to any outstanding award.

         To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award at such time will be available for future grants under the 2007 Plan. Additionally, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation with respect to any award under the 2007 Plan will be available for future grants under the 2007 Plan. If any shares of restricted stock are surrendered by a participant or repurchased by us pursuant to the terms of the 2007 Plan, those shares also will be available for future grants under the 2007 Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries will not be counted against the shares available for issuance under the 2007 Plan.

         The shares of common stock covered by the 2007 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market. For purposes of the 2007 Plan, the fair market value of a share of common stock as of any given date will be:

         o if our common stock is listed or admitted for trading on any United States national securities exchange and/or is quoted on a system of automated dissemination of quotations of securities prices in common use, the last reported sale price of a share of common stock on the principal exchange or system on which shares are trading on such date (or if no sale occurred on such date, then on the next preceding date on which a trade occurred); provided, however, that if our common stock is not a last sale reported security, then the fair market value will be the average of the closing high bid and low asked quotations for a share on the principal exchange or system on that date (or if bid and asked prices were not both reported on that date, then on the next preceding date on which bid and asked prices were both reported); or

         o if our common stock is not listed or admitted for trading on such an exchange or system on such date, the fair market value will be established by the administrator acting in good faith, taking into account all material information available with respect to the value of a share of common stock, including, without limitation, the value of our tangible and intangible assets, the present value of our anticipated future cash flows, the market value of the stock or equity interests in other entities engaged in substantially the same business, recent arm's length transactions involving the sale of our common stock, and other relevant factors such as control premiums or discounts for lack of marketability.

         The closing sale price for our common stock on November 2, 2007 was $0.85, as reported on NYSE Arca.

ELIGIBILITY

         Our employees, consultants and directors are eligible to receive awards under the 2007 Plan. As of October 22, 2007, we had approximately 300 employees and also had four directors, three of whom were independent directors. The administrator determines which of our employees, consultants and directors will be granted awards, except that in the case of the granting of options and restricted stock to independent directors, such determinations will be made by our board of directors. No employee, independent director or consultant is entitled to participate in the 2007 Plan as a matter of right, nor does any such participation constitute assurance of continued employment or board service. Only those employees, independent directors and consultants who are selected to receive grants by the administrator may participate in the 2007 Plan.

AWARDS UNDER THE 2007 PLAN

         The 2007 Plan provides that the administrator may grant or issue stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

     NON-QUALIFIED STOCK OPTIONS

         Non-qualified stock options ("NQSOs") will provide for the right to purchase shares of common stock at a specified price that may not be less than fair market value on the date of grant, and usually will become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the completion of the applicable vesting service period or the attainment of pre-established performance milestones. NQSOs may be granted for any term specified by the administrator, but may not exceed ten years.

     INCENTIVE STOCK OPTIONS

         Incentive stock options ("ISOs") will be designed to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant. ISOs, however, may be subsequently modified to disqualify them from treatment as ISOs. The total fair market value of shares (determined as of the respective date or dates of grant) for which one or more options granted to any employee by us (including all options granted under the 2007 Plan and all other option plans of us or any parent or subsidiary of us) may for the first time become exercisable as ISOs during any one calendar year shall not exceed $100,000. To the extent this limit is exceeded, the options granted will be NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) more than 10% of the total combined voting power of all of our classes of stock (a "10% Owner"), the 2007 Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.

     STOCK APPRECIATION RIGHTS

         Stock appreciation rights provide for the payment of an amount to the holder based upon increases in the price of our common stock over a set base price. The base price of any SAR granted under the 2007 Plan must be at least 100% of the fair market value of a share of common stock on the date of grant. SARs under the 2007 Plan will be settled in shares of common stock.

     RESTRICTED STOCK

         Restricted stock may be issued at such price, if any, and may be made subject to such restrictions (including time vesting or satisfaction of performance milestones), as may be determined by the administrator. Restricted stock, typically, may be repurchased by us at the original purchase price, or surrendered to us if no consideration was paid, if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred, until the vesting restrictions applicable to such shares are removed or expire. Recipients of restricted stock, unlike recipients of options, generally will have voting rights and will receive dividends prior to the time when the restrictions lapse.

     RESTRICTED STOCK UNITS

         Restricted stock units entitle the holder to receive vested shares of common stock, subject to the removal of restrictions which may include completion of the applicable vesting service period or the attainment of performance milestones. The shares of common stock issued pursuant to restricted stock units may be delayed beyond the time at which the restricted stock units vest. Restricted stock units may not be sold, or otherwise hypothecated or transferred.

     PERFORMANCE AWARDS

         Performance awards may be granted by the administrator to employees, consultants or independent directors based upon, among other things, the contributions, responsibilities and other compensation of the particular recipient. Generally, these awards will be based on specific performance criteria and will be paid in shares of common stock. Performance awards may also include bonuses granted by the administrator, payable in shares of common stock.

     STOCK PAYMENTS

         Stock payments may be authorized by the administrator in the form of common stock or an option or other right to purchase common stock and may, without limitation, be issued as part of a deferred compensation arrangement in lieu of all or any part of compensation--including, without limitation, salary, bonuses, commissions and directors' fees--that would otherwise be payable in cash to the employee, independent director or consultant.

TERMS OF OPTIONS

     TERM OF OPTIONS

         For options granted to our employees, directors and consultants, the term of an option will be set by the administrator, but will not be set or extended to a date that is more than ten years from the date the option is granted (five years in the case of an ISO granted to a 10% Owner). Generally, an option granted to an employee, director or consultant may only be exercised while such person remains our employee, director or consultant, as applicable, or for a specified period of time following the optionee's termination of employment, directorship or the consulting relationship, as applicable.

     VESTING OF OPTIONS

         Each option agreement will contain the period during which the right to exercise the option in whole or in part vests in the optionee. Subject to
Section 409A of the Code (as discussed below), at any time after the grant of an option, the administrator may accelerate the period during which such option vests. No portion of an option that is unexercisable at an optionee's termination of employment or termination of consulting relationship will subsequently become exercisable, except as may be otherwise provided by the administrator either in the agreement relating to the stock option or by action following the grant of the option.

     EXERCISE OF OPTIONS

         An option may be exercised for any vested portion of the shares subject to the option until the option terminates. Only whole shares of common stock may be purchased. An option may be exercised by delivering to our Secretary a written or electronic notice of exercise on a form provided by us, together with full payment for the shares in the form of cash or a check payable to us in the amount of the aggregate option exercise price and such other representations and documents as the administrator requires. However, the administrator may in its discretion and subject to applicable laws allow payment through one or more of the following:

         o the delivery of shares of common stock that have been owned by the optionee for at least six months;

         o the surrender of shares of common stock that would otherwise be issuable upon exercise of the option;

         o the delivery of property of any kind which constitutes good and valuable consideration;

         o a special sale and remittance procedure pursuant to which the optionee will place a market sell order with a broker with respect to the shares of common stock then issuable upon exercise of the option and the broker pays a sufficient portion of the net proceeds of the sale to us in satisfaction of the option exercise price for the purchased shares plus all applicable income and employment taxes we are required to withhold by reason of such exercise; or

         o        any combination of the foregoing.

TRANSFERABILITY OF AWARDS

         Awards generally may not be sold, pledged, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution or, with the administrator's consent, pursuant to a qualified domestic relations order. NQSOs may be transferred with the administrator's consent to certain family members and trusts. Awards may be exercised, during the lifetime of the holder, only by the holder or a permitted transferee.

ADMINISTRATION OF 2007 PLAN

         With respect to awards granted to our independent directors, the administrator of the 2007 Plan is our board of directors. The compensation committee of our board of directors is the administrator of the 2007 Plan for all other persons, unless our board of directors assumes authority for administration. The compensation committee must consist of two or more directors, each of whom qualifies as a "non-employee director" pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" for purposes of Section 162(m) of the Code. The compensation committee may delegate to a committee consisting of one or more members of the compensation committee and/or of one or more officers of our company its authority to grant awards under the 2007 Plan to persons other than individuals who are subject to the reporting rules under Section 16(a) of the Exchange Act, who are covered by Section 162(m) of the Code or who are the officers, if any, who were delegated authority to grant awards under the 2007 Plan. The administrator has the power to:

         o select which directors, employees and consultants are to receive Awards and the terms of such Awards, consistent with the 2007 Plan;

         o determine whether options are to be NQSOs or ISOs, or whether Awards are to qualify as "performance-based" compensation under Section 162(m) of the Code;

         o construe and interpret the terms of the 2007 Plan and awards granted pursuant to the 2007 Plan;

         o adopt, interpret, amend or revoke any of the rules adopted for the administration, interpretation and application of the 2007 Plan; and

         o amend one or more outstanding awards in a manner that does not materially and adversely affect the rights and obligations of the holder of such award.

AMENDMENT AND TERMINATION OF 2007 PLAN

         The administrator may amend the 2007 Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of any market or stock exchange on which our common stock is at the time primarily traded. Additionally, stockholder approval will be specifically required to (i) increase the number of shares available for issuance under the 2007 Plan, (ii) expand the classes of persons to whom awards may be granted under the 2007 Plan, or (iii) decrease the exercise price of any outstanding option or stock appreciation right granted under the 2007 Plan.

         The administrator may terminate the 2007 Plan at any time. However, in no event may an award be granted pursuant to the 2007 Plan on or after November 1, 2017.

FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH THE 2007 PLAN

         The following is a general summary of the material federal income tax consequences to participants in the 2007 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder's personal circumstances. This summarized tax information is not tax advice.

     NON-QUALIFIED STOCK OPTIONS

         If an optionee is granted an NQSO under the 2007 Plan, the optionee will not have taxable income on the grant of the option. Generally, the optionee will recognize ordinary income at the time of exercise in an amount equal to the difference between the option exercise price and the fair market value of a share of common stock at that time. The optionee's basis in the stock for purposes of determining gain or loss on subsequent disposition of the shares generally will be the fair market value of the common stock on the date the optionee exercises the option. Any subsequent gain or loss generally will be taxable as a capital gain or loss.

     INCENTIVE STOCK OPTIONS

         No taxable income is recognized by the optionee at the time of the grant of an ISO, and no taxable income is recognized for regular tax purposes at the time the option is exercised; however, the excess of the fair market value of the common stock received over the option price is an "item of adjustment" for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in the sale or disposition is granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

         Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

         If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the exercise date over the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee. Also, if the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which the disposition occurs, equal to the excess of the fair market value of the shares on the option exercise date over the exercise price paid for the shares.

     STOCK APPRECIATION RIGHTS

         No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares received will be taxable as ordinary income to the recipient in the year of such exercise.

     RESTRICTED STOCK

         In general, a participant will not be taxed upon the grant or purchase of restricted stock that is subject to a "substantial risk of forfeiture," within the meaning of Section 83 of the Code. However, at the time the restricted stock is no longer subject to the substantial risk of forfeiture, the participant will be taxed on the difference, if any, between the fair market value of the common stock on the date the restrictions lapsed and the amount the participant paid, if any, for the restricted stock. Recipients of restricted stock under the 2007 Plan may, however, make an election under Section 83(b) of the Code to be taxed at the time of the grant or purchase on an amount equal to the difference, if any, between the fair market value of the common stock on the date of transfer and the amount the participant paid, if any, for such restricted stock. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the restrictions applicable to the restricted stock lapses.

     RESTRICTED STOCK UNITS

         A participant generally will not have ordinary income upon grant of restricted stock units. When the shares of common stock are delivered under the terms of the award, the participant will recognize ordinary income equal to the fair market value of the shares delivered, less any amount paid by the participant for the shares.

     PERFORMANCE AWARDS

         A participant who has been granted a performance award generally will not recognize taxable income at the time of grant. When an award is paid, the participant generally will recognize ordinary income in the amount as if he or she received a cash payment.

     STOCK PAYMENTS

         A participant who receives a stock payment generally will be taxed as ordinary income in the amount as if he or she received a cash payment.

     TAX DEDUCTIONS AND SECTION 162(M) OF THE CODE

         In general, we will be entitled to a compensation deduction when and for the same amount as the recipient recognizes ordinary income.

         Under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1,000,000 in any one year. This
Section 162(m) deduction limit, however, does not apply to certain "performance-based compensation" as provided for by the Code and established by an independent compensation committee. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the exercise price or base price is greater than or equal to the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2007 Plan may qualify as "qualified performance-based compensation" for purposes of Section 162(m), if such awards are granted or vest upon the pre-established objective performance goals described above.

         The 2007 Plan is structured in a manner that is intended to provide our compensation committee with the ability to provide awards that satisfy the requirements for "qualified performance-based compensation" under Section 162(m) of the Code, as described in the following paragraphs. If the compensation committee determines that it is in our best interests to make use of such awards, the remuneration attributable to those awards should not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

         The administrator may designate employees as participants whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The administrator may grant to such persons stock options, SARs, restricted stock, restricted stock units, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the achievement of specified performance criteria which are related to one or more of the following performance goals, as applicable to us or any subsidiary, division, operating unit or individual:

         o net earnings (either before or after interest, taxes, depreciation and/or amortization);

         o        sales or revenue;

         o        net income (either before or after taxes);

         o        operating earnings;

         o cash flow (including, but not limited to, operating cash flow and free cash flow);

         o        return on assets;

         o        return on stockholders' equity;

         o        return on sales;

         o        gross or net profit margin;

         o        expense;

         o        working capital;

         o        earnings per share;

         o        price per share of common stock; and

         o        market share.

         Any of the specified performance criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. Each performance criteria will be measured in accordance with generally accepted accounting principles to the extent applicable, unless otherwise specified by the administrator at the time of the grant.

         The maximum number of shares that may be subject to awards granted under the 2007 Plan to any individual during any calendar year may not exceed 500,000 shares of common stock, subject to adjustment in the event of any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin off or other transaction that affects the common stock in a manner that would require adjustment to such limit in order to prevent the dilution or enlargement of the potential benefits intended to be made available under the 2007 Plan. In addition, certain employees--those whose compensation in the year of grant is, or in a future fiscal year may be, subject to the limitation on deductibility under Section 162(m) of the Code--may not receive performance awards payable in the form of a cash bonus in excess of $500,000 with respect to any calendar year.

     SECTION 409A OF THE CODE

         Certain awards under the 2007 Plan may be considered "nonqualified deferred compensation" for purposes of Section 409A of the Code, which section imposes certain additional requirements regarding the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under the plan for the taxable year and all preceding taxable years, by any participant with respect to whom the failure relates, are includible in gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to interest and an additional income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The additional income tax is equal to 20% of the compensation required to be included in gross income.

PLAN BENEFITS

         As of November 8,, 2007, no awards had been made under the 2007 Plan. Because awards under the 2007 Plan are subject to the discretion of the plan administrator, future awards are undeterminable.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

         NYSE Arca Equities Rule 5.3(d) generally requires us to obtain stockholder approval of plans or other arrangements that provide for the delivery of equity securities to employees, directors or other service providers as compensation for services. The ratification of the adoption of our 2007 Plan requires the affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting. Abstentions but not broker non-votes will be treated as shares present and entitled to vote on this proposal. Applying that standard, an abstention will have the effect of a vote "against" this proposal, and a broker non-vote will reduce the absolute number (although not the percentage) of the affirmative votes needed for approval of this proposal.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF OUR 2007 STOCK INCENTIVE PLAN.

                                   PROPOSAL 3
                          RATIFICATION OF SELECTION OF
                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         Our audit committee has selected Hein & Associates LLP, independent registered public accountants, to audit our consolidated financial statements for 2007, and our board of directors has concurred in this selection. Additional information regarding our relationship with our independent public accountants is contained in this proxy statement under the headings "Audit Committee Report," "Principal Accountant Fees and Services," and "Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Principal Accountants." We anticipate that a representative of Hein & Associates LLP will be present at our 2007 annual meeting, will have the opportunity to make a statement if they desire to do so at the meeting, and will be available to respond to appropriate questions at the meeting.

CHANGE IN ACCOUNTANTS

         On April 13, 2006, we notified Grant Thornton LLP ("GT"), the independent registered public accounting firm that was engaged as our principal accountant to audit our consolidated financial statements, that we intended to engage new certifying accountants and thereby were terminating our relationship with GT.

         Our decision to change accountants was approved by our audit committee and board of directors. The reason for the change was to allow us to engage an alternative firm that we believe has adequate resources and experience to provide us with the auditing and tax services we require, on a more cost-effective basis.

         The audit reports of GT on our consolidated financial statements and consolidated financial statement schedules as of and for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the years ended December 31, 2005 and 2004 and the subsequent interim period through April 13, 2006, there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to GT's satisfaction, would have caused GT to make reference to the subject matter of the disagreement in connection with its opinion.

         During the years ended December 31, 2005 and 2004 and the subsequent interim period through April 13, 2006, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, except as described below:

         o On April 5, 2005, in connection with its audit of our consolidated financial statements for the year ended December 31, 2004, GT advised our audit committee and management of two matters that GT considered to be "material weaknesses" as that term is defined under standards established by the Public Company Accounting Oversight Board (United States), or PCAOB. A material weakness is a control deficiency or combination of control deficiencies that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The first matter related to our need for additional staff with expertise in preparing required disclosures in the notes to the financial statements, and our need to develop greater internal resources for researching and evaluating the appropriateness of complex accounting principles and for evaluating the effects of new accounting pronouncements on us.

                  Our growth during and since 2004 as a result of our acquisitions of Larus Corporation, Pascall Electronic (Holdings) Limited and RO Associates Incorporated and the increased complexity surrounding our financing arrangements are major contributors to the need for additional resources in financial reporting. The second matter related to segregation of duties relating to cash disbursements. Both our assistant controller and accounts payable clerk had access to initiate the payment of invoices and print electronically signed checks. Both individuals had the ability to record transactions in the accounting system. The lack of segregation of these two functions - check-writing ability and the recording of disbursement transactions in our accounting system - represented a material weakness in the cash disbursements cycle. We considered these matters in connection with the preparation of the December 31, 2004 consolidated financial statements and also determined that no prior period financial statements were materially affected by such matters. In response to the observations made by GT, on April 7, 2005, we engaged financial consultants who are certified public accountants with the requisite background and experience to prepare required disclosures in the notes to our financial statements and to provide greater internal resources for researching and evaluating the appropriateness of complex accounting principles and for evaluating the effects that new accounting pronouncements may have on us. In addition, we recognize that the risk of an unauthorized disbursement exists without proper segregation of duties between check-writing and record keeping. However, every month we review the listing of checks produced and research any check number that is missing or questionable. We believe this type of detective control would identify unauthorized disbursements. Additionally, on May 6, 2005, we limited the system access for those individuals performing this review such that there are appropriate mitigating controls over the incompatible duties with regard to our disbursements. We believe these steps addressed the matters GT raised.

         o On August 15, 2005, in connection with its review of our condensed consolidated financial statements for the quarter ended June 30, 2005, GT advised our management of a matter that GT considered to be a material weakness. GT noted that we recorded revenue in our Pascall division for certain items previously recorded as "bill and hold" inventory. We had shipped the items to the customer on June 30, 2005, the customer took title to the items and paid for the items. However, the customer requested that Pascall modify the items and returned the items to Pascall on July 7, 2005 under a separate contract. The return of the items by the customer subsequent to June 30, 2005 resulted in the transaction not meeting the revenue recognition criteria under Staff Accounting Bulletin ("SAB") No. 104. The recording of these items as sales in the quarter ended June 30, 2005 resulted in an adjusting journal entry to reduce revenue by $841,000 and to reduce net income by $314,000 ($0.01 per share). GT met with our audit committee on August 18, 2005 and recommended that we review the control procedures over bill and hold arrangements to determine adherence to SAB No. 104. Our audit committee and management have undertaken an extensive review of SAB No. 104. We have sought and plan to continue to seek guidance from our financial consultants, who are certified public accountants with the requisite background and experience, to assist us in our future compliance with SAB No. 104 as it relates to control procedures over bill and hold matters and believe we have therefore remediated the material weakness.

         o On March 28, 2006, in connection with its audit of our consolidated financial statements for the year ended December 31, 2005, GT advised our management and audit committee of two matters that GT considered material weaknesses.

         o We did not have a sufficient complement of personnel with appropriate training and experience in accounting principles generally accepted in the United States of American ("GAAP") and with Securities and Exchange Commission disclosure requirements.

         o We lacked procedures to ensure that our principal accounting and financial officer can closely monitor information submitted to our corporate headquarters by our subsidiaries and oversee accounting for reserves and other areas that involve significant judgment at all of our locations. We also lacked procedures to ensure that personnel familiar with GAAP and with Securities and Exchange Commission disclosure requirements can thoroughly evaluate activities and transactions at all of our locations in order to make all required disclosures in a timely manner.

         o During the quarter ended June 30, 2007, we implemented a variety of changes to our internal control over financial reporting intended to remediate these material weaknesses. Based on management's evaluation of the effectiveness of the design and operation of our disclosure controls and procedures, our Chief Executive Officer and Vice President of Finance and Administration concluded that, as of June 30, 2007, the first material weakness identified above had been fully remediated while the second material weakness identified above remained. Following is a summary description of the changes in our internal control over financial reporting implemented during the quarter ended June 30, 2007.

         o With respect to the first material weakness identified above, effective May 16, 2007, D. John Donovan was appointed as our Vice President of Finance and Administration. Mr. Donovan assumed the role of principal financial and accounting officer on that date. Also in May 2007, we established the position of and appointed a new Corporate Controller for our U.S. operations. Mr. Donovan and the new Corporate Controller each have expertise in public company financial reporting compliance. As a result, we believe we now have a sufficient complement of personnel with appropriate training and experience in GAAP and Securities and Exchange Commission disclosure requirements.

         o With respect to the second material weakness identified above, through the efforts of our Vice President of Finance and Administration and Corporate Controller we began the process of developing policies and procedures, including an adequate supervisory structure, necessary to ensure that our principal accounting and financial officer can closely monitor financial information throughout our company and oversee all accounting that involves significant judgment on the part of personnel located at our operating subsidiaries, within the U.S., Europe and Asia. In addition, our Vice President of Finance and Administration and Corporate Controller began the process of establishing policies and procedures necessary to ensure that personnel familiar with GAAP and with Securities and Exchange Commission disclosure requirements are capable of evaluating activities and transactions at all of our operating subsidiaries in order to make all required disclosures in a timely manner. Our Vice President of Finance and Administration and Corporate Controller are working closely with our Director of Financial Controls for Europe, whom we hired in late 2005 to oversee our three European Controllers and who reports to our Vice President of Finance and Administration, on these matters. Management was unsure, at the time of the filing of its quarterly report on Form 10-Q for the period ended June 30, 2007, when the actions described above would remediate the second material weakness identified above. Management may need to hire outside consultants to assist us in satisfying our financial reporting obligations.

         On April 17, 2006, we engaged Hein & Associates LLP as our new certifying accountants. We had not consulted with Hein in the past regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

         Although stockholder ratification is not required, our board of directors has directed that this selection be submitted to our stockholders for ratification at our 2007 annual meeting. The affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the selection. Abstentions but not broker non-votes will be treated as shares present and entitled to vote on this proposal. Applying that standard, an abstention will have the effect of a vote "against" this proposal, and a broker non-vote will reduce the absolute number (although not the percentage) of the affirmative votes needed for approval of this proposal. If stockholder approval of this proposal is not obtained, our audit committee and board of directors may reconsider our appointment of Hein & Associates LLP as our independent registered public accountants.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                  OTHER MATTERS

         The board knows of no matter to come before the annual meeting other than as specified in this proxy statement. If other business should, however, be properly brought before the meeting, the persons voting the proxies will vote them in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Exchange Act, proposals by stockholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting need to be received by us no later than 120 calendar days in advance of the one-year anniversary of the date of this proxy statement in order to be considered for inclusion in our proxy materials relating to the next annual meeting. Proposals intended for inclusion in our proxy statement and proxy card for our 2008 annual meeting must be addressed to our secretary at our corporate headquarters and may be included in next year's annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

         Proposals by stockholders that are not intended for inclusion in our proxy materials may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law. However, stockholder nominations of persons for election to our board of directors at a special meeting may only be made if our board of directors has determined that directors are to be elected at the special meeting.

         To be timely, a stockholder's notice regarding a proposal not intended for inclusion in our proxy materials must be delivered to our secretary at our corporate headquarters not later than:

         o Typically in the case of an annual meeting, the close of business on the 45th day before the first anniversary of the date on which we first mailed our proxy materials for the prior year's annual meeting of stockholders. However, if the date of our 2008 annual meeting changes more than 30 days from the date of our 2007 annual meeting, in order for the stockholder's notice to be timely it must be delivered to our secretary a reasonable time before we mail our proxy materials for the current year's meeting. For purposes of the preceding sentence, a "reasonable time" coincides with any adjusted deadline we publicly announce.

         o In the case of a special meeting, the close of business on the 7th day following the day on which we first publicly announce the date of the special meeting.

         Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

                     ANNUAL REPORT AND AVAILABLE INFORMATION

         We are subject to the informational requirements of the Exchange Act. In accordance with that act, we file reports, proxy statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Our common stock trades on NYSE Arca under the symbol "ERI."

         A copy of our annual report for the year ended December 31, 2006 is included with this proxy statement. The reports described in the preceding paragraph are not incorporated by reference into this proxy statement and are not deemed to be a part of our proxy solicitation materials.

         A copy of those reports (without exhibits) will be furnished by first class mail, without charge, to any person from whom the accompanying proxy is solicited upon written or oral request to EMRISE Corporation, 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730, Attention: Vice President Finance and Administration, telephone (909) 987-9220. If exhibit copies are requested, a copying charge of $0.20 per page will be made. In addition, all of our public filings, including our annual report on Form 10-K, can be found free of charge on the Securities and Exchange Commission's website at http://www.sec.gov.

         ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A


                               EMRISE CORPORATION

                            2007 STOCK INCENTIVE PLAN

         The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of the Board, Employees, and Consultants to those of the Company's stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company's stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

         Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

         1.1 "ADMINISTRATOR" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in SECTION 11.2. With reference to the duties of the Committee under the Plan that have been delegated to one or more persons pursuant to SECTION 11.5, the term "Administrator" shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

         1.2 "AWARD" shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Stock Payment award or a Stock Appreciation Right, that may be awarded or granted under the Plan (collectively, "AWARDS").

         1.3 "AWARD AGREEMENT" shall mean a written agreement executed by an authorized officer of the Company and the Holder that shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

         1.4 "AWARD LIMIT" shall mean 500,000 shares of Common Stock, as adjusted pursuant to SECTION 12.3.

         1.5 "BOARD" means the board of directors of the Company.

         1.6 "CAUSE" shall mean "cause" or "due cause" as defined in a Holder's employment or consulting agreement with the Company or a Subsidiary, if any, or if not defined therein, shall have the meaning set forth in a written agreement between the Company and the Holder relating to an Award, or if not defined therein, shall mean (i) acts or omissions by the Holder that constitute intentional material misconduct or a knowing violation of a material policy of the Company or a Subsidiary, (ii) the Holder personally receiving a benefit in money, property or services from the Company or a Subsidiary or from another person dealing with the Company or a Subsidiary in material violation of applicable law or Company policy, (iii) an act of fraud, conversion, misappropriation or embezzlement by the Holder or his conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than driving under the influence) or (iv) any material misuse or improper disclosure of confidential or proprietary information of the Company or a Subsidiary. A termination for Cause may also include any resignation in anticipation of discharge for Cause or resignation accepted by the Company in lieu of a formal discharge for Cause.

         1.7 "CHANGE IN CONTROL" means the occurrence of any of the following events:

                  (a) the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange
         Act) of securities entitled to vote generally in the election of directors ("voting securities") of the Company that represent 40% or more of the combined voting power of the Company's then outstanding voting securities or 50% or more of the combined Fair Market Value of the Company's then outstanding stock, other than:

                           (i) an acquisition by a trustee or other fiduciary
                  holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

                           (ii) an acquisition of voting securities by the
                  Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company.

         provided, however, that notwithstanding the foregoing, an acquisition of the Company's securities by the Company that (x) causes the Company's voting securities beneficially owned by a person or group to represent 40% or more of the combined voting power of the Company's then outstanding voting securities or (y) cause the Company's stock beneficially owned by a person or group to represent 50% or more of the combined Fair Market Value of the Company's then outstanding stock shall not be considered an acquisition by any person or group for purposes of this subsection (a); provided, however, that if a person or group shall become the beneficial owner of 40% or more of the combined voting power of the Company's then outstanding voting securities or 50% or more of the combined Fair Market Value of the Company's then outstanding stock by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional securities of the Company, then such acquisition shall constitute a Change in Control;

                  (b) the date a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

                  (c) the acquisition by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder), or combined acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or group, of ownership of assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition; and

                  (d) stockholder approval of a complete liquidation or dissolution of the Company.

                  For purposes of subsection (a) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company's stockholders, and for purposes of subsection (c) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company's stockholders.

                  Notwithstanding the foregoing, there is no Change in Control event under this SECTION 1.7 when there is a transfer to an entity that is controlled by the stockholders of the Company immediately after the transfer. A transfer of assets by the Company is not treated as a Change in Control if the assets are transferred to:

                           (i) a stockholder of the Company (immediately before
                  the asset transfer) in exchange for or with respect to the stockholders' stock;

                           (ii) an entity, 50% or more of the total value or
                  voting power of which is owned, directly or indirectly, by the Company;

                           (iii) a person or group that owns, directly or
                  indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

                           (iv) an entity, at least 50% of the total value or
                  voting power of which is owned, directly or indirectly, by a person or group described in (iii) above.

         1.8 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         1.9 "COMMITTEE" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in SECTION 11.2.

         1.10 "COMMON STOCK" shall mean the common stock of the Company, par value $0.0033 per share.

         1.11 "COMPANY" means EMRISE Corporation, a Delaware corporation.

         1.12 "CONSULTANT" shall mean any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

         1.13 "DIRECTOR" shall mean a member of the Board.

         1.14 "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         1.15 "EMPLOYEE" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation that is a Subsidiary.

         1.16 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         1.17 "FAIR MARKET VALUE" of a share of Common Stock as of a given date shall be: (a) if the Common Stock is listed or admitted for trading on any United States national securities exchange and/or is quoted on a system of automated dissemination of quotations of securities prices in common use, the last reported sale price of a share of Common Stock on the principal exchange or system on which shares of Common Stock are trading on such date (or if no sale occurred on such date, then on the next preceding date on which a trade occurred); provided, however, that if the Common Stock is not a last sale reported security, then the Fair Market Value shall be the average of the closing high bid and low asked quotations for a share of Common Stock on such principal exchange or system on such date (or if bid and asked prices were not both reported on such date, then on the next preceding date on which bid and asked prices were both reported); provided further, that the sale, bid and asked prices referred to in this clause (a) shall be as reported in a newspaper of general circulation or by such other source as the Administrator deems reliable; or (b) if the Common Stock is not listed or admitted for trading on such an exchange or system on such date, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith, taking into account all material information available with respect to the value of a share of Common Stock, including, without limitation, the value of the tangible and intangible assets of the Company, the present value of its anticipated future cash flows, the market value of the stock or equity interests in other entities engaged in substantially the same business, recent arm's length transactions involving the sale of Common Stock, and other relevant factors such as control premiums or discounts for lack of marketability.

         1.18 "HOLDER" shall mean a person who has been granted or awarded an Award.

         1.19 "INCENTIVE STOCK OPTION" shall mean an option that conforms to the applicable provisions of Section 422 of the Code and that is designated as an Incentive Stock Option by the Administrator.

         1.20 "INDEPENDENT DIRECTOR" shall mean a member of the Board who is not an Employee.

         1.21 "NON-QUALIFIED STOCK OPTION" shall mean an Option that is not designated as an Incentive Stock Option by the Administrator.

         1.22 "OPTION" shall mean a stock option granted under ARTICLE IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

         1.23 "PERFORMANCE AWARD" shall mean a stock bonus or other performance or incentive award that is paid in Common Stock, awarded under SECTION 8.2 of the Plan.

         1.24 "PERFORMANCE CRITERIA" means the criteria that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: (a) net earnings (either before or after (i) interest, (ii) taxes, (iii) depreciation and (iv) amortization), (b) sales or revenue, (c) net income (either before or after taxes), (d) operating earnings, (e) cash flow (including, but not limited to, operating cash flow and free cash flow), (f) return on assets, (g) return on stockholders' equity, (h) return on sales, (i) gross or net profit margin, (j) expense, (k) working capital, (l) earnings per share, (m) price per share of Common Stock, and (n) market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by
Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Award; provided, however, that each Performance Criteria shall be determined in accordance with generally accepted accounting principles unless otherwise specified by the Committee at the time of grant.

         1.25 "PERFORMANCE GOALS" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of any Holder of a Performance Award (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

         1.26 "PERFORMANCE PERIOD" means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder's right to, and the payment of, a Performance Award.

         1.27 "PLAN" shall mean the 2007 Stock Incentive Plan, as amended and/or restated from time to time, of EMRISE Corporation.

         1.28 "RESTRICTED STOCK" shall mean Common Stock awarded under ARTICLE VII of the Plan.

         1.29 "RESTRICTED STOCK UNITS" shall mean rights to receive Common Stock awarded under SECTION 8.4 of the Plan.

         1.30 "RULE 16B-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

         1.31 "SECTION 162(M) PARTICIPANT" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

         1.32 "SECTION 409A AWARD" has the meaning set forth in SECTION 10.1 of the Plan.

         1.33 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         1.34 "STOCK APPRECIATION RIGHT" shall mean a stock appreciation right granted under ARTICLE IX of the Plan.

         1.35 "STOCK PAYMENT" shall mean: (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses, commissions and directors' fees, that would otherwise become payable to a key Employee, Independent Director or Consultant in cash, awarded under SECTION 8.3 of the Plan.

         1.36 "SUBSIDIARY" shall mean any corporation in an unbroken chain of corporations, beginning with the Company as parent, if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         1.37 "SUBSTITUTE AWARD" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity, in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "SUBSTITUTE AWARD" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

         1.38 "TERMINATION OF CONSULTANCY" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without Cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.

         1.39 "TERMINATION OF DIRECTORSHIP" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

         1.40 "TERMINATION OF EMPLOYMENT" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations that result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations that are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under that section.

         1.41 "TREASURY REGULATIONS" mean regulations promulgated under the Code.

                                   ARTICLE II
                             SHARES SUBJECT TO PLAN
                             ----------------------

         2.1 SHARES SUBJECT TO PLAN.

                  (a) Subject to SECTION 12.3 and SECTION 2.1(B), the maximum number of shares of Common Stock that may be issued or transferred pursuant to Awards under the Plan shall be 5,000,000 shares.

                  (b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Common Stock then subject to such Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Common Stock available for grant pursuant to this Plan. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to SECTION 7.4 OR 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1(a). Notwithstanding the provisions of this SECTION 2.1(B), no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

         2.2 STOCK DISTRIBUTED. Any Common Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, shares of Common Stock held in treasury or shares of Common Stock purchased on the open market.

         2.3 LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS. Notwithstanding any provision in the Plan to the contrary, and subject to ARTICLE II, the maximum number of shares of Common Stock with respect to one or more Awards that may be granted to any one Employee, Independent Director or Consultant during each calendar year shall not exceed the Award Limit. To the extent required by
Section 162(m) of the Code, shares subject to Awards that are canceled continue to be counted against the Award Limit.

                                   ARTICLE III
                               GRANTING OF AWARDS
                               ------------------

         3.1 AWARD AGREEMENT. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

         3.2 PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS.

                  (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code).

                  (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals that are related to one or more of the Performance Criteria and any performance or incentive award described in ARTICLE VIII that vests or becomes exercisable or payable upon the attainment of performance goals that are related to one or more of the Performance Criteria.

                  (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under ARTICLES VII AND VIII that may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                  (d) Furthermore, notwithstanding any other provision of the Plan, any Award that is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation (as described in Section 162(m)(4)(C) of the Code), and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

         3.3 LIMITATIONS APPLICABLE TO SECTION 16 PERSONS. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

         3.4 CONSIDERATION. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

         3.5 AT-WILL EMPLOYMENT. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                   ARTICLE IV
                        GRANTING OF OPTIONS TO EMPLOYEES,
                      CONSULTANTS AND INDEPENDENT DIRECTORS
                      -------------------------------------

         4.1 ELIGIBILITY. Any Employee or Consultant selected by the Administrator pursuant to SECTION 4.4(A)(I) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in SECTION 4.5.

         4.2 DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

         4.3 QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted to any person who is not an Employee.

         4.4 GRANTING OF OPTIONS TO EMPLOYEES AND CONSULTANTS.

                  (a) The Administrator shall from time to time, in its absolute discretion, and, subject to applicable limitations of the Plan:

                           (i) Determine which Employees are key Employees and
                  select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

                           (ii) Subject to the Award Limit, determine the number
                  of shares to be subject to such Options granted to the selected key Employees or Consultants;

                           (iii) Subject to SECTION 4.3, determine whether such
                  Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code); and

                           (iv) Determine the terms and conditions of such
                  Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

                  (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

                  (c) Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

         4.5 GRANTING OF OPTIONS TO INDEPENDENT DIRECTORS. The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                  (a) Select from among the Independent Directors (including Independent Directors who have previously received Awards under the
         Plan) such of them as in its opinion should be granted Non-Qualified Stock Options;

                  (b) Subject to the Award Limit, determine the number of shares to be subject to such Non-Qualified Stock Options granted to the selected Independent Directors; and

                  (c) Subject to the provisions of ARTICLE V, determine the terms and conditions of such Non-Qualified Stock Options, consistent with the Plan.

         All the foregoing Non-Qualified Stock Option grants authorized by this
SECTION 4.5 are subject to stockholder approval of the Plan.

         4.6 OPTIONS IN LIEU OF CASH COMPENSATION. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants, and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies that may be adopted by the Administrator from time to time.

                                    ARTICLE V
                                TERMS OF OPTIONS
                                ----------------

         5.1 OPTION PRICE. The price per share of the shares subject to each Option granted to Employees, Independent Directors and Consultants shall be set by the Administrator; provided, however, that:

                  (a) In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the
         Code);

                  (b) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

                  (c) In the case of Non-Qualified Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

         5.2 OPTION TERM. The term of an Option granted to an Employee, Independent Director or Consultant shall be set by the Administrator in its discretion; provided, however, that the term (as may be extended by the Administrator in its discretion) shall not be more than ten years from the date of grant of the Option, or in the case of an Incentive Stock Option, five years from the date of grant if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). The Administrator may amend the terms or conditions of an Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy, and may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Holder, provided that in no event shall the Administrator have the discretion to extend the term of any Option past the tenth anniversary of the original date of grant at a time when the exercise price of the stock right does not equal or exceed the Fair Market Value of the stock that could be purchased.

         5.3      OPTION VESTING.

                  (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee, Independent Director or a Consultant vests in the Holder shall be set by the Administrator, and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. Subject to SECTION 10.3, at any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee, Independent Director or Consultant vests.

                  (b) No portion of an Option granted to an Employee, Independent Director or Consultant that is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option. Options that are exercisable by an Employee at Termination of Employment shall continue to be exercisable by the Employee (a) for a period of at least six months from the date of the Termination of Employment if Termination of Employment was caused by death or disability, and (b) for a period of at least 30 days after the date of Termination of Employment if Termination of Employment was caused by other than death or disability, unless Termination of Employment constituted a termination for Cause, in which case Options would terminate and no longer be exercisable immediately upon Termination of Employment for Cause.

                  (c) To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Subsidiary or parent corporation thereof, within the meaning of Section 424 of the Code, exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by
         Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other "incentive stock options" into account in the order in which they were granted. For purposes of this SECTION 5.3(C), the fair market value of stock shall be determined as of the time the Option or other "incentive stock options" with respect to such stock is granted.

         5.4 SUBSTITUTE AWARDS. Notwithstanding the foregoing provisions of this
ARTICLE V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

(a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

                                   ARTICLE VI
                               EXERCISE OF OPTIONS
                               -------------------

         6.1 PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares, and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

         6.2 MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Board, or his, her or its office, as applicable:

                  (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

                  (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                  (c) In the event that the Option shall be exercised pursuant to SECTION 12.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

                  (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock that have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind that constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii) and (iv); provided, however, that the payment in the manner prescribed in the preceding paragraphs shall not be permitted to the extent that the Administrator determines that payment in such manner shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal or an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

         6.3 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges or quotation systems on which such class of stock is then listed or admitted for trading;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience, provided that in no event shall such lapse constitute an additional deferral of compensation under Section 409A of the Code; and

                  (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under SECTION 6.2(D).

         6.4 RIGHTS AS STOCKHOLDERS. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

         6.5 OWNERSHIP AND TRANSFER RESTRICTIONS. Options granted pursuant to this Plan shall not be transferable during the lifetime of the holder of the Option, except that the Administrator may allow for transfer by will, by the laws of descent and distribution, to a revocable trust, or as permitted by Rule 701 of the Securities Act. The Administrator, in its absolute discretion, may impose such additional restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

         6.6 ADDITIONAL LIMITATIONS ON EXERCISE OF OPTIONS. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                   ARTICLE VII
                            AWARD OF RESTRICTED STOCK
                            -------------------------

         7.1 ELIGIBILITY. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Administrator determines is a key Employee, or any Independent Director or any Consultant who the Administrator determines should receive such an Award.

         7.2 AWARD OF RESTRICTED STOCK.

                  (a) The Administrator may from time to time, in its absolute discretion:

                           (i) Determine which Employees are key Employees, and
                  select from among the Key Employees, Independent Directors or Consultants (including Employees, Independent Directors or Consultants who have previously received Awards under the
                  Plan) such of them as in its opinion should be awarded Restricted Stock; and

                           (ii) Determine the purchase price, if any, and other
                  terms and conditions applicable to such Restricted Stock, consistent with the Plan.

                  (b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                  (c) Upon the selection of an Employee, Independent Director or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

         7.3 RIGHTS AS STOCKHOLDERS. Subject to SECTION 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to SECTION 7.6, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in SECTION 7.4.

         7.4 RESTRICTION. All shares of Restricted Stock issued under the Plan (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment, directorship or consultancy with the Company, Company performance and individual performance; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable; and, provided, however, that the Administrator in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; and, provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, that occurs without Cause or following any Change in Control or because of the Holder's retirement, or otherwise.

         7.5 REPURCHASE OF RESTRICTED STOCK. The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement, which right shall arise immediately upon a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, and shall be exercisable by the Company for up to six months from the date of such termination, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that to the extent the Company is subject to Section 260.140.8 of the California Code of Regulations, such right of repurchase shall lapse at the rate of at least 20% of the Restricted Stock per year; provided further, the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; and, provided further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, that occurs without Cause or following any Change in Control or because of the Holder's retirement, or otherwise.

         7.6 ESCROW. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

         7.7 LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

         7.8 SECTION 83(B) ELECTION. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                  ARTICLE VIII
           PERFORMANCE AWARDS, STOCK PAYMENTS, RESTRICTED STOCK UNITS
           ----------------------------------------------------------

         8.1 ELIGIBILITY. Subject to the Award Limit, one or more Performance Awards, Stock Payment awards, and/or Restricted Stock Unit awards may be granted to any Employee whom the Administrator determines is a key Employee, or any Independent Director or any Consultant whom the Administrator determines should receive such an Award.

         8.2 PERFORMANCE AWARDS.

                  (a) Any key Employee, Independent Director or Consultant selected by the Administrator may be granted one or more Performance Awards. The amount of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee, Independent Director or Consultant.

                  (b) Without limiting SECTION 8.2(A), the Administrator may grant Performance Awards to any Section 162(m) Participant upon the attainment of objective performance goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such Performance Awards granted to
         Section 162(m) Participants shall be based upon objectively determinable formulas established in accordance with the provisions of
         SECTION 3.2. The maximum aggregate amount of all Performance Awards granted to a Section 162(m) Participant under this SECTION 8.2(B) during any calendar year shall not exceed the Award Limit. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to a Performance Award payable to a
         Section 162(m) Participant shall be determined on the basis of generally accepted accounting principles.

         8.3 STOCK PAYMENTS. Any key Employee, Independent Director or Consultant selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

         8.4 RESTRICTED STOCK UNITS. Any key Employee, Independent Director or Consultant selected by the Administrator may be granted an award of Restricted Stock Units in the manner determined from time to time by the Administrator. The Administrator is authorized to make awards of Restricted Stock Units in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, and may specify that such Restricted Stock Units become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall specify the distribution dates applicable to each award of Restricted Stock Units, which shall be no earlier than the vesting dates or events of the award and may be determined at the election of the Employee, Independent Director or Consultant. On the distribution dates, the Company shall issue to the Holder one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit distributed. The Administrator shall specify the purchase price, if any, to be paid by the Employee, Independent Director or Consultant to the Company for such shares of Common Stock to be distributed pursuant to the Restricted Stock Unit award.

         8.5 TERM. The term of a Performance Award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Administrator in its discretion.

         8.6 EXERCISE OR PURCHASE PRICE. The Administrator may establish the exercise or purchase price of a Performance Award, shares distributed as a Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

         8.7 EXERCISE UPON TERMINATION OF EMPLOYMENT, TERMINATION OF CONSULTANCY OR TERMINATION OF DIRECTORSHIP. A Performance Award, Stock Payment award and/or Restricted Stock Unit award is exercisable or distributable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Stock Payment award and/or Restricted Stock Unit award may be exercised or distributed subsequent to a Termination of Employment, Termination of Directorship or Termination of Consultancy following a "change of control or ownership" (within the meaning of Treasury Regulation
Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; and, provided, further, that, except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment, Termination of Directorship or Termination of Consultancy that occurs without Cause or following a Change in Control or because of the Holder's retirement, death or disability, or otherwise.

         8.8 FORM OF PAYMENT. Payment of the amount determined under SECTION 8.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this ARTICLE VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of SECTION 6.3.

                                   ARTICLE IX
                            STOCK APPRECIATION RIGHTS
                            -------------------------

         9.1 GRANT OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted to any key Employee, Independent Director or Consultant selected by the Administrator. A Stock Appreciation Right may be granted: (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

         9.2 COUPLED STOCK APPRECIATION RIGHTS.

                  (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

                  (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

                  (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

         9.3 INDEPENDENT STOCK APPRECIATION RIGHTS.

                  (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Administrator. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine; provided, however, that unless the Administrator otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed following the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator; provided, that such exercise price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the ISAR is granted. An ISAR is exercisable only while the Holder is an Employee, Independent Director or Consultant; provided, that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without Cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

                  (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by (ii) the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

         9.4 PAYMENT AND LIMITATIONS ON EXERCISE.

                  (a) Payment of the amounts determined under SECTION 9.2(C) AND 9.3(B) above shall be in shares of Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised). The Company shall not be required to issue or deliver any certificate or certificates for shares of stock issuable upon the exercise of any Stock Appreciation Right prior to fulfillment of the conditions set forth in SECTION 6.3 above.

                  (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                    ARTICLE X
                    COMPLIANCE WITH SECTION 409A OF THE CODE
                    ----------------------------------------

         Terms used in this ARTICLE X and not otherwise defined in the Plan shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

         10.1 AWARDS SUBJECT TO CODE SECTION 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a "SECTION 409A AWARD") shall satisfy the requirements of Section 409A of the Code and this ARTICLE X, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this ARTICLE X.

         10.2 DISTRIBUTIONS UNDER A SECTION 409A AWARD.

                  (a) Subject to subsection (b), any shares of Common Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

                           (i) the Holder's separation from service, as
                  determined in accordance with Section 1.409A-1 of the Treasury Regulations and such other guidance as is promulgated from time to time by the Secretary of the Treasury,

                           (ii) the date the Holder becomes disabled,

                           (iii) the Holder's death,

                           (iv) a specified time (or pursuant to a fixed
                  schedule) specified under the Award Agreement at the date of the deferral of compensation,

                           (v) to the extent provided by Section 1.409A-1 and
                  Section 1.409A-3 of the Treasury Regulations and such other guidance as it promulgated from time to time by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Subsidiary, or

                           (vi) the occurrence of an unforeseeable emergency
                  with respect to the Holder.

                  (b) In the case of a Holder who is a specified employee (as defined in the following sentence), the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date that is six months after the Holder's separation from service (or, if earlier, the date of the Holder's death). For purposes of this subsection (b), a Holder shall be a specified employee if such Holder is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

                  (c) The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Holder's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

         10.3 PROHIBITION ON ACCELERATION OF BENEFITS. The time or schedule of any distribution or payment of any shares of Common Stock or other property or amounts under a Section 409A Award shall not be accelerated if and to the extent such acceleration is prohibited under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

         10.4 ELECTIONS UNDER SECTION 409A AWARDS.

                  (a) Any deferral election provided under or with respect to an Award to any Employee, Independent Director or Consultant, or to the Holder of a Section 409A Award, shall satisfy the requirements of
         Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii), any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

                           (i) In the case of the first year in which an
                  Employee, Independent Director or Consultant, or the Holder, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election within thirty (30) days after the date the Employee, Independent Director or Consultant, or the Holder, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

                           (ii) In the case of any performance-based
                  compensation based on services performed by an Employee, Independent Director or Consultant, or the Holder, over a period of at least twelve months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

                  (b) In the event that a Section 409A Award permits, under a subsequent election by the Holder of such Section 409A Award, a delay in a distribution or payment of any shares of Common Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election must satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

                           (i) such subsequent election may not take effect
                  until at least twelve months after the date on which the election is made,

                           (ii) in the case such subsequent election relates to
                  a distribution or payment not described in SECTION 10.2(A)(II), (III) OR (VI), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

                           (iii) in the case such subsequent election relates to
                  a distribution or payment described in SECTION 10.2(A)(IV), such election may not be made less than twelve months prior to the date of the first scheduled distribution or payment under
                  SECTION 10.2(A)(IV).

         10.5 COMPLIANCE IN FORM AND OPERATION. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

                                   ARTICLE XI
                                 ADMINISTRATION
                                 --------------

         11.1 COMPENSATION COMMITTEE. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment, which need not be in writing. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

         11.2 DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected materially and adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters that under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors.

         11.3 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

         11.4 COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities that members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

         11.5 DELEGATION OF AUTHORITY TO GRANT AWARDS. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee and/or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this SECTION 11.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS
                            ------------------------

         12.1 TRANSFERABILITY OF AWARDS.

                  (a) Except as otherwise provided in SECTION 12.1(B):

                           (i) No Award under the Plan may be sold, pledged,
                  assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

                           (ii) No Option, Restricted Stock award, Performance
                  Award, Stock Appreciation Right, Stock Payment award or Restricted Stock Unit award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

                           (iii) During the lifetime of the Holder, only the
                  Holder may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

                  (b) Notwithstanding SECTION 12.1(A), the Administrator, in its sole discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option that is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this
         SECTION 12.1(B), "PERMITTED TRANSFEREE" shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, a foundation in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than 50% of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

         12.2 AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. Except as otherwise provided in this SECTION 12.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in SECTION 12.3, (i) increase the limits imposed in SECTION 2.1 on the maximum number of shares that may be issued under the Plan, (ii) expand the classes of persons to whom Awards may be granted under the Plan, or (iii) decrease the exercise price of any outstanding Option or Stock Appreciation Right granted under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the first to occur of the following events:

                  (a) The expiration of ten years from the date the Plan is adopted by the Board; or

                  (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under SECTION 12.4.

         12.3 CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

                  (a) Subject to Section 12.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

                           (i) The number and kind of shares of Common Stock (or
                  other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in SECTION 2.1 on the maximum number and kind of shares that may be issued under the Plan, and the maximum number and kind of shares that may be granted or issued as Restricted Stock awards, Restricted Stock Unit awards, Performance Awards or Stock Payment awards, and adjustments of the Award Limit);

                           (ii) The number and kind of shares of Common Stock
                  (or other securities or property) subject to outstanding Awards; and

                           (iii) The grant or exercise price with respect to any
                  Award.

                  (b) Subject to SECTIONS 12.3(C) AND 12.3(E), in the event of any transaction or event described in SECTION 12.3(A) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                           (i) To provide for either the purchase of any such
                  Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

                           (ii) To provide that the Award cannot vest, be
                  exercised or become payable after such event;

                           (iii) To provide that such Award shall be exercisable
                  as to all shares covered thereby, notwithstanding anything to the contrary in SECTION 5.3 or the provisions of such Award;

                           (iv) To provide that such Award be assumed by the
                  successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                           (v) To make adjustments in the number and type of
                  shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant, exercise or purchase price), and the criteria included in, outstanding options, rights and awards and options, rights and awards that may be granted in the future; and

                           (vi) To provide that, for a specified period of time
                  prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Restricted Stock Units may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under SECTION 7.5 or forfeiture under SECTION 7.4 after such event.

                           (vii) Notwithstanding any other provision of the
                  Plan, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Committee may cause any or all Awards outstanding hereunder to be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for any such Award, the Committee may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. Upon, or in anticipation of, a merger, consolidation or other similar transaction involving the Company, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such transaction; provided, however, that each Participant shall have the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. If any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this SECTION 12.3(C), this SECTION 12.3(C) shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

                           (viii) Subject to SECTIONS 12.3(E), 3.2 AND 3.3, the
                  Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

                           (ix) With respect to Awards that are granted to
                  Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this SECTION 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this
                  SECTION 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the nearest whole number.

                           (x) The existence of the Plan, the Award Agreement
                  and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or that are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                           (xi) No action shall be taken under this SECTION 12.3
                  that shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

         12.4 APPROVAL OF PLAN BY STOCKHOLDERS. The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. No Awards may be granted or awarded prior to such stockholder approval. In addition, if the Board determines that Awards, other than Options or Stock Appreciation Rights, that may be granted to

Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, then to the extent required by Section 162(m) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Plan containing the Performance Criteria.

         12.5 TAX WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of this Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under an Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock that may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or that may be repurchased from the Holder of such Award within six months (or such other period as may be determined by the Administrator) after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

         12.6 PROHIBITION ON REPRICING. Subject to SECTION 12.3, the Administrator shall not, without the approval of the stockholders of the Company authorize the amendment of any outstanding Award to reduce its price per share. Furthermore, no Award shall be canceled and replaced with the grant of an Award having a lesser price per share without the further approval of stockholders of the Company.

         12.7 FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that:
(a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Directorship or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or that is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Directorship or Termination of Consultancy for Cause.

         12.8 EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

         12.9 COMPLIANCE WITH LAWS. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         12.10 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

         12.11 GOVERNING LAW. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws principles thereof.

         12.12 FINANCIAL INFORMATION. Security holders are to receive financial statements of the Company at least annually as and to the extent required by
Section 260.140.46 of the California Code of Regulations.

                                                                      APPENDIX B

                           PROXY - EMRISE CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 12, 2007

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Carmine T. Oliva and D. John Donovan, or either of them individually, as the attorney, agent and proxy holder of the undersigned, with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of EMRISE Corporation, a Delaware corporation (the "Company"), held of record by the undersigned at the close of business on October 22, 2007, at the 2007 annual meeting of stockholders to be held at the Company's headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730 on December 12, 2007, at 10:00 a.m. local time, and at any and all adjournments and postponements thereof. The Company's board of directors recommends a vote FOR each of the proposals indicated herein.

         THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY CARD MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY CARD OR BY VOTING AT THE ANNUAL MEETING IN PERSON. HOWEVER, A STOCKHOLDER WHO HOLDS SHARES THROUGH A BROKER OR OTHER NOMINEE MUST BRING A LEGAL PROXY TO THE MEETING IF THAT STOCKHOLDER DESIRES TO VOTE IN PERSON AT THE MEETING.

Annual Meeting Proxy Card

A. ELECTION OF DIRECTOR - To elect a Class II director to serve a three-year term. The Board of Directors recommends a vote FOR the nominee below.

         1. Nominee:

                  01 - Laurence P. Finnegan, Jr.    [ ]   FOR     [ ]   WITHHOLD

B. PROPOSAL - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL BELOW.

         2. To consider and vote upon a proposal to ratify the adoption of the Company's 2007 Stock Incentive Plan.

                    [ ]   FOR             [ ]   AGAINST           [ ]   WITHHOLD

C. PROPOSAL - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL BELOW.

         3. To consider and vote upon a proposal to ratify the selection of the Company's independent registered public accountants to audit the Company's consolidated financial statements for 2007.

                    [ ]   FOR             [ ]   AGAINST           [ ]   WITHHOLD

D.  NON-VOTING ITEMS

CHANGE OF ADDRESS - Please print your new address below.

MEETING ATTENDANCE - Mark the box to the right if you plan to attend the Annual Meeting. [ ]

D. AUTHORIZED SIGNATURES - THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -DATE AND SIGN BELOW

Please mark, date, sign and return this proxy card promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy):____/____/2007

Signature 1 - Please keep signature       Signature 2 - Please keep signature
              within the box                            within the box
[----------------------------------]      [----------------------------------]


                                      B-2